File Nos. 33-14604
811-04963
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[ X ]

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No.	[ 34 ]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[ X ]
Amendment No.	[ 36 ]
(Check appropriate box or boxes)

THE BERWYN FUNDS
(Exact Name of Registrant as Specified in Charter)

1189 Lancaster Avenue
Berwyn, Pennsylvania 19312
(Address of Principle Executive Offices)

Registrant's Telephone Number, including Area Code:  (610) 296-7222

Kevin M. Ryan
The Berwyn Funds
1189 Lancaster Avenue
Berwyn, Pennsylvania 19312
 (Name and Address of Agent for Service)

Copies to:
Wade R. Bridge, Esq.
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/ X /	on May 1, 2013 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on (date) pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

BERWYN FUND	•	BERWYN INCOME FUND	•	BERWYN CORNERSTONE FUND
(BERWX)		(BERIX)		(BERCX)

PROSPECTUS MAY 1, 2013

NO LOAD MUTUAL FUNDS
Shareholder Services
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707 | Cincinnati, Ohio 45246-0707
1 (800) 992-6757

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

PAGE
Risk/Return Summaries	3
Berwyn Fund	3
Berwyn Income Fund	8
Berwyn Cornerstone Fund	14
Information Relevant to All Funds	20
Other Investment Strategies and Related Risks	21
Berwyn Fund	21
Berwyn Income Fund	25
Berwyn Cornerstone Fund	28
Management of the Funds	30
Shareholder Information	33
Distributions and Taxes	40
Financial Highlights	42
Privacy Policy	45
For More Information	Back Cover

2

RISK/RETURN SUMMARIES

BERWYN FUND

INVESTMENT OBJECTIVE

Berwyn Fund seeks to achieve long-term capital appreciation; current income is a secondary consideration.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (on shares redeemed within 180 days of purchase)	1.00%
Exchange Fee	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.19%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.20%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$122	$381	$660	$1,455

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Risk/Return Summaries - Berwyn Fund

3

PRINCIPAL INVESTMENT STRATEGIES

The Berwyn Fund invests primarily in equity securities that offer potential for capital appreciation. Under normal market conditions, at least 80% of the value of the Fund’s net assets will be invested in equity securities. The principal strategy of the Fund is to achieve long-term growth through investments in equity securities that The Killen Group, Inc., the Fund’s investment advisor (the “Advisor”), believes are undervalued. The Advisor believes finding value in the marketplace is dependent upon many factors, including the level of inflation, price-to-earnings ratios, interest rates, stock market psychology and political factors. The value approach followed by the Advisor can often result in the Fund holding securities that are out of favor with most other investors. In addition, this approach can often result in the selection of securities of lesser-known companies. The Advisor, however, invests the Fund’s assets only in securities listed on national securities exchanges or quoted on the over-the-counter market.

The Advisor generally selects common stock investments for the Fund based on one of three broad criteria: (1) stocks of companies selling substantially below their book value; (2) stocks of companies that, in the opinion of the Advisor, are selling at an attractive valuation to their present earnings level; and (3) stocks of companies judged by the Advisor to have above-average growth prospects over the next three-to-five year period and to be selling, in the opinion of the Advisor, at small premiums to their book values or at modest valuations to their present earnings levels.

The Fund is considered non-diversified which means the Fund is permitted to invest a greater percentage of its assets in a particular issuer. When managing the Fund’s portfolio the Advisor also uses these two basic guidelines: (1) the initial investment in any single issuer will comprise less than 5% of the total value of the assets in the portfolio, and (2) the initial investment in any one industry will comprise less than 20% of the total value of the assets in the portfolio. Under normal market conditions, the Fund intends to follow these 5% and 20% investment guidelines of the Advisor. The maximum that the Fund will invest in any one industry will be 25% of the value of its total assets; this is a fundamental policy adopted by the Fund and therefore can only be changed with shareholder approval.

PRINCIPAL RISKS

•
There is no assurance that the Fund will achieve its investment objective. Market, economic and business risks affect the prices of common stocks and other equity securities and cause them to fluctuate over time. While common stocks have historically been a leading choice of long term investors, stock prices may decline over short or even extended periods. Therefore, the value of an investment in the Fund may decline and you may lose money.

•
Equity securities such as common stocks and preferred stocks carry the potential for unpredictable drops in value and periods of lackluster performance. Many factors can change the value of equity securities, including the issuer’s historical and prospective earnings, the value of its assets, general economic, geographic, environmental and political conditions, interest rates, investor perceptions and

Risk/Return Summaries - Berwyn Fund (continued)

4

market liquidity. Different parts of the market and different types of equity securities can react differently to these developments. For example, large-cap stocks can react differently from small-cap stocks, and “growth” stocks can react differently from “value” stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. In general, the smaller the company’s size, the more susceptible it is to rapid decreases in the value of its securities. Smaller companies may be more unstable or inexperienced than larger companies so that these investments may pose greater investment risks. Therefore, the value of securities of small-cap, less well-known issuers can be more volatile than the stocks of large-cap companies.

•
The securities selected for investment are subject to industry and security risk. Industry and security risk is the risk that the value of securities in a particular industry or value of an individual stock will decline due to changing expectations for the performance of that industry or for the individual company issuing the stock.

•
The Fund’s investment approach may result in investments in securities that are not currently in favor with most other investors and in investments in securities of lesser-known companies. The Fund’s investment success depends on the skill of the Advisor in evaluating, selecting, and monitoring the Fund’s investments. If the Advisor’s conclusions about growth rates or stock values are incorrect, the Fund may not perform as anticipated.

•
The Fund is considered a “non-diversified” investment company under federal laws and regulations. This means that the Fund may invest a greater portion of its net assets in the securities of individual companies than a diversified fund could. Changes in the financial condition or market assessment of these companies may cause greater fluctuations in the share price of the Fund than in the share price of a diversified fund.

Risk/Return Summaries - Berwyn Fund (continued)

5

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Berwyn Fund by showing the changes in the Fund’s performance from year to year for each of the last 10 calendar years, and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of the Fund’s future performance. Updated performance information, current through the most recent month end, is available at www.theberwynfunds.com/PricesPerformance.asp or by calling (800) 992-6757.

Best Quarter: 3Q ‘09 +24.58%	Worst Quarter: 4Q ‘08 -24.46%

Risk/Return Summaries - Berwyn Fund (continued)

6

Average Annual Total Returns for Periods Ended December 31, 2012

The performance table below presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you own the Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

Berwyn Fund	1 Year	5 Years	10 Years
Returns Before Taxes	18.67%	7.37%	11.73%
Returns After Taxes on Distributions	17.42%	7.08%	10.88%
Returns After Taxes on Distributions and Sale of Fund Shares	13.41%	6.34%	10.28%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	16.35%	3.56%	9.72%

MANAGEMENT OF THE FUND

Investment Advisor

The Killen Group, Inc. is the Fund’s investment advisor.

Investment Management Committee

Name	Title	Length of Service to the Fund
George Cipolloni III	Committee Member	Since 2005
Lee S. Grout	Committee Member	Since 2002
Robert E. Killen	Committee Member	Since 1984
Raymond J. Munsch	Committee Member	Since 2005

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 20 of this Prospectus.

Risk/Return Summaries - Berwyn Fund (continued)

7

BERWYN INCOME FUND

INVESTMENT OBJECTIVE

The investment objective of Berwyn Income Fund is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable investment risks.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (on shares redeemed within 180 days of purchase)	1.00%
Exchange Fee	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.14%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses	0.68%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as set forth above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$69	$218	$379	$847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Risk/Return Summaries - Berwyn Income Fund

8

PRINCIPAL INVESTMENT STRATEGIES

The Berwyn Income Fund may invest in corporate bonds, U.S. Treasury bills, bonds and notes, debt securities issued by U.S. Government agencies, preferred stocks, asset-backed securities, mortgage-backed securities, municipal bonds and dividend-paying common stocks. Certain of the Fund’s investments in corporate bonds and preferred stocks may be convertible into common stocks. The Fund may invest any percentage of its net assets in the foregoing securities as the Advisor deems appropriate, except common stocks. The Advisor will not purchase a common stock if it would cause the aggregate value of the common stocks that the Fund owns to exceed 30% of the Fund’s net assets. The Advisor is not required to sell any common stocks owned by the Fund if the value of the common stocks exceeds 30% of net assets due to appreciation of the common stocks or depreciation of the Fund’s other securities.

When selecting corporate bonds, the Advisor will consider the rating the bond has received from Standard and Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”). The Advisor has the discretion to invest in bonds with any rating as long as the issuer is not in default in the payment of interest or principal. The Advisor may also invest in unrated bonds and may purchase bonds in private transactions that qualify under Rule 144A of the Securities Act of 1933.

The Fund invests only in the corporate bonds of those issuers that, in the opinion of the Advisor, have sufficient net worth and operating cash flow to repay principal and make timely interest payments. A corporate bond is an interest-bearing debt security issued by a corporation. For fixed rate bonds, the issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. An issuer may have the right to redeem (call) a bond before maturity.

While a bond’s annual interest income established by the coupon rate may be fixed for the life of the bond, its yield (income as a percent of current price) will reflect current interest rate levels. The bond’s price rises and falls so that its yield remains reflective of current market conditions.

The Advisor will select corporate bonds primarily on the basis of current yield and secondarily on the basis of anticipated long term return. The duration of bonds purchased by the Fund will usually vary from three to seven years. The Advisor has the discretion to vary the duration of the portfolio in order to take advantage of prevailing trends in interest rates. The weighted average maturity of the bonds in the Fund’s portfolio was 4.14 years and the duration was 2.99 years as of December 31, 2012.

The Fund may invest in common stocks, subject to the 30% limit described above, and in preferred stocks when the Advisor deems it appropriate. The portfolio allocations to preferred and common stocks are determined by the Advisor based upon the market valuation of these securities relative to corporate bonds. The outlook for the economy is also a consideration. During periods of economic strength, greater emphasis may be placed on preferred and common stocks. Preferred stocks are generally selected based on one of two criteria: (1) preferred stocks that the Advisor believes are offering

Risk/Return Summaries - Berwyn Income Fund (continued)

9

an above average yield, in comparison to preferred stocks of the same quality; and (2) preferred stocks offering the potential for capital appreciation due to the business prospects of the issuers. The Fund may also purchase preferred stocks in private transactions that qualify under Rule 144A of the Securities Act of 1933.

Common stocks are generally selected based on one of three criteria: (1) stocks selling substantially below their book values; (2) stocks selling at low valuations to their present earnings levels; and (3) stocks judged by the Advisor to have above average growth prospects and to be selling at small premiums to their book values or at modest valuations to their present earnings levels.

In addition, the Fund will only purchase common stocks that pay cash dividends. Preferred stocks that have a cumulative feature do not have to be paying current dividends in order to be purchased. If a common stock stops paying dividends after its purchase by the Fund, the Fund would not be required to sell the stock.

The method of stock selection used by the Fund may result in the Fund selecting stocks that are currently out of favor with most other investors. The Fund may invest in the securities of lesser-known companies. The Advisor believes, however, that the risks involved with specific stocks selected for the Fund will be lessened by diversification of the Fund’s portfolio. In addition, the Fund invests only in stocks listed on national securities exchanges or quoted on the over-the-counter market.

PRINCIPAL RISKS

•
There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions and, as a result, the value of an investment in the Fund will fluctuate. An investment in the Fund may lose money and the Fund could underperform other investments.

•
The securities selected for investment are subject to industry and security risk. Industry and security risk is the risk that the value of securities in a particular industry or value of an individual stock or bond will decline due to changing expectations for the performance of that industry or for the individual company issuing the stock or bond.

•	Interest rate risk is the chance that bond prices will fall as interest rates rise. Securities held by the Fund with longer durations are generally more sensitive to interest rate changes.

•	Call risk is the risk that during periods of falling interest rates a bond that is subject to a call may be called prior to maturity, forcing the Fund to invest the proceeds at lower market rates.

•
High yield bonds (“junk bonds”) entail greater risks than those found in higher rated bonds. High yield bonds are considered to be below investment grade based on significant risk of issuer default. High yield bonds and other fixed income securities are sensitive to interest rate changes. Generally, when interest rates rise, the prices of fixed income securities fall. The longer the maturity of fixed income securities, the greater the price impact from interest rate changes. The value of the Fund’s

Risk/Return Summaries - Berwyn Income Fund (continued)

10

investments will also vary with bond market conditions. Other risks of high yield bonds include price volatility, sensitivity to economic changes, limited liquidity and valuation difficulties.

•
Unrated bonds are bonds that are not rated by a rating service such as S&P and Moody’s. These securities may or may not be more speculative than investment grade securities. The risks of investing in unrated bonds depend upon the creditworthiness of the issuer, changes in interest rates and economic and market factors. The Advisor will evaluate the creditworthiness of an unrated bond and the issuer’s ability to meet the interest and principal obligations of such bond.

•
Equity securities such as common stocks and preferred stocks carry the potential for unpredictable drops in value and periods of lackluster performance. Many factors can change the value of equity securities, including the issuer’s historical and prospective earnings, the value of its assets, general economic, geographic, environmental and political conditions, interest rates, investor perceptions and market liquidity. Different parts of the market and different types of equity securities can react differently to these developments. For example, large-cap stocks can react differently from small-cap stocks, and “growth” stocks can react differently from “value” stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. In general, the smaller the company’s size, the more susceptible it is to rapid decreases in the value of its securities. Smaller companies may be more unstable or inexperienced than larger companies so that these investments may pose greater investment risks. Therefore, the value of securities of small-cap, less well-known issuers can be more volatile than the stocks of large-cap companies.

Risk/Return Summaries - Berwyn Income Fund (continued)

11

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Berwyn Income Fund by showing the changes in the Fund’s performance from year to year for each of the last 10 calendar years, and by showing how the Fund’s average annual total returns compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of the Fund’s future performance. Updated performance information, current through the most recent month end, is available at www.theberwynfunds.com/PricesPerformance.asp or by calling (800) 992-6757.

Best Quarter: 2Q ‘09 +12.44%	Worst Quarter: 4Q ‘08 -8.09%

Risk/Return Summaries - Berwyn Income Fund (continued)

12

Average Annual Total Returns for Periods Ended December 31, 2012

The performance table below presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you own the Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

Berwyn Income Fund	1 Year	5 Years	10 Years
Returns Before Taxes	7.96%	7.45%	7.84%
Returns After Taxes on Distributions	6.71%	5.92%	6.20%
Returns After Taxes on Distributions and Sale of Fund Shares	5.95%	5.69%	5.96%
Citigroup Broad Investment Grade Bond Index (reflects no deduction for fees, expenses, or taxes)	4.23%	6.08%	5.31%
ML HYMII (reflects no deduction for fees, expenses, or taxes) 1	15.58%	10.01%	10.39%
Lipper Income Fund Index 2	9.97%	3.61%	6.05%

1
The Merrill Lynch High Yield Master II Index (ML HYMII) is included as an additional index for comparison because the Advisor may invest a significant portion of the Fund’s assets in high yield securities.

2	The Lipper Income Fund Index is included as an additional index for comparison because it is an index of funds with similar investment objectives as the Fund.

MANAGEMENT OF THE FUND

Investment Advisor

The Killen Group, Inc. is the Fund’s investment advisor.

Investment Management Committee

Name	Title	Length of Service to the Fund
George Cipolloni III	Committee Member	Since 2005
Lee S. Grout	Committee Member	Since 2005
Robert E. Killen	Committee Member	Since 2005
Raymond J. Munsch	Committee Member	Since 2005

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 20 of this Prospectus.

Risk/Return Summaries - Berwyn Income Fund (continued)

13

BERWYN CORNERSTONE FUND

INVESTMENT OBJECTIVE

Berwyn Cornerstone Fund seeks to achieve long-term capital appreciation; current income is a secondary consideration.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (on shares redeemed within 180 days of purchase)	1.00%
Exchange Fee	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	1.04%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.90%
Management Fee Waivers and Expense Reimbursements (a)	0.64%
Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements	1.26%

(a)
The Advisor has entered into an Expense Limitation Agreement where the Advisor has contractually agreed until at least May 1, 2014 to waive Management Fees and/or reimburse Fund expenses so that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses) do not exceed 1.25% of the Fund’s average daily net assets. Upon the expiration of the Expense Limitation Agreement and pursuant to the terms of the Contract for Investment Advisory Services the Advisor has agreed for the life of the Fund to waive all or a portion of its Management Fees in any fiscal year in order to limit Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses) to 2.00% when the Fund’s net assets are $100 million or less, or 1.50% of the Fund’s average daily net assets when the Fund’s net assets exceed $100 million. Both arrangements may be terminated by either party upon 60 days advance written notice, provided, however, that (1) the Advisor may not terminate the arrangements without the approval of the Board of Trustees, and (2) the arrangements will terminate automatically if the Advisor ceases to serve as investment adviser to the Fund.

Risk/Return Summaries - Berwyn Cornerstone Fund

14

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and takes into account the Advisor’s contractual arrangements to maintain the Fund’s expenses at the agreed upon levels. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$128	$535	$967	$2,170

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to achieve its investment objective through investments in equity and fixed income securities, such as common stocks, preferred stocks and corporate bonds, that offer potential for long-term capital appreciation. The Fund invests in securities that the Advisor believes are undervalued. The Advisor believes finding value in the marketplace is dependent upon many factors, including the level of inflation, price-to-earnings ratios, interest rates, stock market psychology and political factors. The Advisor determines the percentage of each type of security to hold based upon the prevailing economic and market conditions. Normally, the Fund will invest primarily in equity securities, the majority of which will be issued by large-capitalization and/or mid-capitalization companies (those with market capitalizations greater than the smallest capitalization company included in the S&P MidCap 400 Index at the time the security is purchased). The Advisor has the discretion to invest up to 100% of the Fund’s net assets in common stocks, preferred stocks, or fixed income securities. The Advisor may invest in fixed income securities with any credit rating or maturity date. If the Advisor decides it is appropriate, the Advisor may invest all or a portion of the Fund’s assets in lower rated, high yield, high risk bonds, known as “junk bonds.” The Advisor will invest in corporate bonds and preferred stocks when it believes that prevailing interest rates offer the potential for these instruments to achieve long term capital appreciation or during periods of stock market adversity. The Fund will invest primarily in securities issued by domestic entities.

The Advisor generally selects common stock investments based on one of three broad criteria: (1) stocks of companies selling substantially below their book value; (2) stocks of companies that, in the opinion of the Advisor, are selling at an attractive valuation to their present earnings level; and (3) stocks of companies judged by the Advisor to

Risk/Return Summaries - Berwyn Cornerstone Fund (continued)

15

have above-average growth prospects over the next three-to-five year period and to be selling, in the opinion of the Advisor, at small premiums to their book values or at modest valuations to their present earnings levels.

The Fund is considered non-diversified which means the Fund is permitted to invest a greater percentage of its assets in a particular issuer. When managing the Fund’s portfolio the Advisor also uses two basic guidelines: (1) the initial investment in any single issuer will comprise less than 5% of the total value of the assets in the portfolio; and (2) the initial investment in any one industry will comprise less than 20% of the total value of the assets in the portfolio. Under normal market conditions, the Fund intends to follow these 5% and 20% investment guidelines of the Advisor. The maximum that the Fund will invest in any one industry will be 25% of the value of its total assets; this is a fundamental policy adopted by the Fund and therefore can only be changed with shareholder approval.

PRINCIPAL RISKS

•
There is no assurance that the Fund will achieve its investment objective. Market, economic and business risks affect the prices of common stocks and other equity securities and cause them to fluctuate over time. While common stocks have historically been a leading choice of long term investors, stock prices may decline over short or even extended periods. Therefore, the value of an investment in the Fund may decline and you may lose money.

•
Equity securities such as common stocks and preferred stocks carry the potential for unpredictable drops in value and periods of lackluster performance. Many factors can change the value of equity securities, including the issuer’s historical and prospective earnings, the value of its assets, general economic, geographic, environmental and political conditions, interest rates, investor perceptions and market liquidity. Different parts of the market and different types of equity securities can react differently to these developments. For example, large-cap stocks can react differently from mid-cap stocks, and “growth” stocks can react differently from “value” stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. In general, the smaller the company’s size, the more susceptible it is to rapid decreases in the value of its securities. Smaller companies may be more unstable or inexperienced than larger companies so that these investments may pose greater investment risks. Therefore, the value of securities of mid-cap (medium size), less well-known issuers can be more volatile than the stocks of large-cap companies.

•
The securities selected for investment are subject to industry and security risk. Industry and security risk is the risk that the value of securities in a particular industry or value of an individual stock or bond will decline due to changing expectations for the performance of that industry or for the individual company issuing the stock or bond.

Risk/Return Summaries - Berwyn Cornerstone Fund (continued)

16

•
The Fund’s investment approach may result in investments in securities that are not currently in favor with most other investors and in investments in securities of lesser-known companies. The Fund’s investment success depends on the skill of the Advisor in evaluating, selecting, and monitoring the Fund’s investments. If the Advisor’s conclusions about growth rates or stock values are incorrect, the Fund may not perform as anticipated.

•	Interest rate risk is the chance that bond prices will fall as interest rates rise. Securities held by the Fund with longer durations are generally more sensitive to interest rate changes.

•	Call risk is the risk that during periods of falling interest rates a bond that is subject to a call may be called prior to maturity, forcing the Fund to invest the proceeds at lower market rates.

•
High yield bonds (“junk bonds”) entail greater risks than those found in higher rated bonds. High yield bonds are considered to be below investment grade based on significant risk of issuer default. High yield bonds and other fixed income securities are sensitive to interest rate changes. Generally, when interest rates rise, the prices of fixed income securities fall. The longer the maturity of fixed income securities, the greater the price impact from interest rate changes. The value of the Fund’s other investments may also vary with bond market conditions. Other risks of high yield bonds include price volatility, sensitivity to economic changes, limited liquidity and valuation difficulties.

•
Unrated bonds are bonds that are not rated by a rating service such as S&P and Moody’s. These securities may or may not be more speculative than investment grade securities. The risks of investing in unrated bonds depend upon the creditworthiness of the issuer, changes in interest rates and economic and market factors. The Advisor will evaluate the creditworthiness of an unrated bond and the issuer’s ability to meet the interest and principal obligations of such bond.

•
The Fund is considered a “non-diversified” investment company under federal laws and regulations. This means that the Fund may invest a greater portion of its net assets in the securities of individual companies than a diversified fund could. Changes in the financial condition or market assessment of these companies may cause greater fluctuations in the share price of the Fund than in the share price of a diversified fund.

Risk/Return Summaries - Berwyn Cornerstone Fund (continued)

17

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Berwyn Cornerstone Fund by showing the changes in the Fund’s performance from year to year for each of the last 10 years , and by showing how the Fund’s average annual total returns compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of the Fund’s future performance. Updated performance information, current through the most recent month end, is available at www.theberwynfunds.com/PricesPerformance.asp or by calling (800) 992-6757.

Best Quarter: 3Q ‘09 +16.77%	Worst Quarter: 4Q ‘08 -21.65%

Note: Returns reflect fee waivers by the Advisor and without such fee waivers returns would have been lower.

Risk/Return Summaries - Berwyn Cornerstone Fund (continued)

18

Average Annual Total Returns for Periods Ended December 31, 2012

The performance table below presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you own the Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

Berwyn Cornerstone Fund	1 Year	5 Years	10 Years
Returns Before Taxes	13.02%	2.13%	6.04%
Returns After Taxes on Distributions	12.25%	1.88%	5.66%
Returns After Taxes on Distributions and Sale of Fund Shares	9.47%	1.80%	5.27%
Standard & Poor’s MidCap 400 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	5.15%	10.53%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses, or taxes) 1	16.00%	1.66%	7.10%

1
The Standard & Poor’s 500 Index is included as an additional index for comparison because the Advisor may invest a significant portion of the Fund’s assets in large-capitalization companies, such as those contained in the S&P 500 Index. The S&P 500 Index is an unmanaged index of the common stocks of 500 widely held U.S. companies.

MANAGEMENT OF THE FUND

Investment Advisor

The Killen Group, Inc. is the Fund’s investment advisor.

Investment Management Committee

Name	Title	Length of Service to the Fund
George Cipolloni III	Committee Member	Since 2005
Lee S. Grout	Committee Member	Since 2002
Robert E. Killen	Committee Member	Since 2002
Raymond J. Munsch	Committee Member	Since 2005

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 20 of this Prospectus.

Risk/Return Summaries - Berwyn Cornerstone Fund (continued)

19

INFORMATION RELEVANT TO ALL FUNDS

PURCHASE, SALE, AND EXCHANGE OF FUND SHARES

Minimum Initial Investment Requirements

$3,000 for all types of taxable accounts (may be divided among different types of taxable accounts and Funds)

$1,000 for Individual Retirement Accounts (“IRA”)

$250 for Spousal IRAs

Minimum Additional Investment Requirement

$250 for all types of taxable and non-taxable accounts

To Place Purchase, Redemption or Exchange Orders

By Mail:	The Berwyn Funds c/o Ultimus Fund Solutions, LLC P.O.Box 46707 Cincinnati, Ohio 45246-0707

By Bank Wire: Call 1-800-992-6757 for assistance.

General Information

You may purchase, redeem (sell), or exchange shares of each Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by wire transfer or through your financial intermediary.

TAX INFORMATION

Each Fund expects to distribute substantially all of its net investment income and net realized gains to its shareholders at least annually. The Funds’ distributions are generally taxable as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Risk/Return Summaries - Information Relevant to All Funds

20

OTHER INVESTMENT STRATEGIES
AND RELATED RISKS

BERWYN FUND

Small Capitalization Stocks – The Fund may invest in small capitalization companies. When investing in small capitalization companies the Advisor is generally seeking companies that are considered to offer above average growth prospects over the next three-to-five year period and to be selling, in the opinion of the Advisor, at attractive valuations. The Advisor has, more often than not, found that small-capitalization stocks offer more value than large-capitalization stocks. Consequently, the performance of the Fund is most often compared to the Russell 2000 Index, an index of smaller capitalization stocks. As of February 28, 2013, the average weighted market capitalization for the companies in the Fund’s portfolio was approximately $633 million, which is smaller than that of the Russell 2000 Index ($1.47 billion).

Preferred Stock – Shares of preferred stock may be purchased by the Fund. Preferred stock is a share of stock issued by a corporation that usually has rights or preferences superior to those of common stock. Preferred stock may have a fixed dividend, and the issuer of preferred stock may have the right to redeem (call) the stock in accordance with a specified redemption price and/or date. Preferred stocks are generally selected based on one of two criteria: (1) preferred stocks the Advisor believes are offering an above average yield, in comparison to preferred stocks of the same quality; and (2) preferred stocks offering the potential for capital appreciation due to the business prospects of the issuer.

Exchange Traded Funds – Shares of exchange traded funds (“ETFs”) and other similar instruments may be purchased by the Fund. An ETF is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) that holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 shares or more) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. The Fund will use ETFs primarily when it wishes to invest in certain markets or segments of markets, as represented by the particular ETF, in a diversified (as to number of companies or securities) manner. When the Fund invests in ETFs, the Fund will pay a management fee on the assets invested in the ETF in addition to the operating expenses of the Fund. The Fund will not invest (measured at the time of purchase) more than 10% of its net assets in shares of ETFs.

Fixed Income Securities – The Fund may invest in fixed income securities. When investing in fixed income securities the Fund will primarily invest in corporate bonds. A corporate bond is an interest bearing debt security issued by a corporation. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. An issuer may have the right to redeem (call) a bond before maturity.

Other Investment Strategies and Related Risks

21

Some of the fixed income securities (or preferred stocks) in which the Fund invests may be convertible into common stocks. While the annual income paid on a fixed income security may be constant for the life of the instrument, its yield (income as a percent of current price) will reflect current interest rate levels. The price of a fixed income security rises and falls so that its yield remains reflective of current market conditions. The price of a fixed income security usually rises when interest rates fall and usually falls when interest rates rise. If a fixed income security (or preferred stock) has a conversion feature, its price will generally rise if the price of the underlying common stock appreciates above the conversion price. If the underlying common stock trades below the conversion price, the fixed income security will generally trade based upon current interest rate levels. If a fixed income security is subject to call and is called before maturity, the Fund may have to reinvest the proceeds at lower market rates.

While the Fund emphasizes investments in equity securities, the Fund may invest under normal market conditions up to 20% of the value of its net assets in fixed income securities. The Fund invests in fixed income securities when the Advisor believes that, based upon prevailing interest rates, fixed income securities offer the potential for long-term capital appreciation or during periods of stock market adversity. The fixed income securities selected may include securities within any of the rating categories of S&P and Moody’s, including securities with an S&P D rating, a Moody’s C rating and unrated securities that are determined by the Advisor to be of equivalent quality. (See Appendix A in the Statement of Additional Information for S&P and Moody’s descriptions of bond ratings.) Fixed income securities rated A or higher by S&P and Moody’s are considered high-grade securities and have one of the three highest ratings for creditworthiness. Fixed income securities rated BBB by S&P or Baa by Moody’s are defined as medium grade securities. These securities are considered creditworthy and of investment quality, but there is a possibility that the ability of the issuer of the securities to pay interest or repay the principal in the future may be impaired by adverse economic conditions or changing circumstances. Fixed income securities rated lower than BBB (S&P rating) or Baa (Moody’s rating) are less creditworthy than investment grade securities with the same maturity and, as a consequence, may pay higher income. Fixed income securities rated BB, B, CCC or CC by S&P or Ba, B or Caa by Moody’s are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Temporary Defensive Positions – Although the Fund will normally invest according to its investment objective as outlined herein, the Fund may, for temporary defensive purposes, invest all or a portion of its assets in cash, cash equivalents, high quality money market instruments, money market funds and other short-term debt instruments. Investment in a money market fund will result in the Fund paying a management fee on the money invested in such fund in addition to the operating expenses of the Fund. When the Fund invests for temporary defensive purposes, the Fund may not achieve its investment objective.

Other Investment Strategies and Related Risks (continued)

22

Related Risks

The following table highlights other risks associated with investing in the Berwyn Fund:

Risks
Small Capitalization Company Risk includes the risks of greater volatility and less liquidity than investments in larger capitalization companies. The securities of small capitalization companies may be traded in lower volumes, which can increase volatility.

Interest Rate Risk is the chance that bond prices will fall as interest rates rise. Securities held by the Fund with longer durations are generally more sensitive to interest rate changes.
Call Risk is the risk that during periods of falling interest rates a bond, subject to a call, may be called prior to maturity, forcing the Fund to invest the proceeds at lower market rates.
High Yield Bond (“junk bonds”) Investing Risk includes the general risks of investing in bonds such as market, economic and business risk, interest rates, and the creditworthiness of the issuer. These securities have a much greater risk of default and may be more volatile than higher-rated securities. High yield bonds and other fixed income securities are sensitive to interest rate changes. Generally, when interest rates rise, the prices of fixed income securities fall. The longer the maturity of fixed income securities, the greater the price impact from interest rate changes. The value of the Fund’s other investments may also vary with bond market conditions. Other risks of high yield bonds include price volatility, limited liquidity and valuation difficulties.

ETF Investment Risk involves certain inherent risks generally associated with investments in a broadly-based portfolio of securities including risks that: (1) the general level of securities prices may decline, thereby adversely affecting the value of shares of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund. In addition, there may be a difference between the ETF’s market value on the securities exchange and the ETF’s net asset value.

Other Investment Strategies and Related Risks (continued)

23

Risks
Market Disruption Risk is the risk that during periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

During periods of instability in the financial markets the U.S. Government may take a number of actions designed to support certain financial institutions and segments of the financial markets. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment goals, but there can be no assurance that it will be successful in doing so.

For additional information about the Fund’s investment strategies, please see the Statement of Additional Information.

Other Investment Strategies and Related Risks (continued)

24

BERWYN INCOME FUND

Real Estate Investment Trusts – The Fund may invest in real estate investment trusts (“REITs”). These are companies that invest in real estate, mortgages and construction loans. These companies normally do not pay federal income taxes but distribute their income to their shareholders who then become liable for the tax. The Fund may invest in REITs that generate income and which, in the opinion of the Advisor, have a potential for capital appreciation. Some REITs own properties and earn income from leases and rents. These types of REITs are termed Equity REITs. Other REITs hold mortgages and earn income from interest payments. These REITs are termed Mortgage REITs. Finally, there are Hybrid REITs that own properties and hold mortgages. The Fund may invest in any of the three types of REITs and may purchase common stocks, preferred stocks and bonds issued by REITs. The Fund intends to limit its investments in REITs to 15% of the value of its net assets. When investing in the common stocks of REITs, the Fund will also be bound by the 30% maximum limitation on common stock investments discussed above.

Exchange Traded Funds – Shares of exchange traded funds (“ETFs”) and other similar instruments may be purchased by the Fund. An ETF is an investment company registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 shares or more) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. The Fund will use ETFs primarily when it wishes to invest in certain markets or segments of markets, as represented by the particular ETF, in a diversified (as to number of companies or securities) manner. When the Fund invests in ETFs, the Fund will pay a management fee on the assets invested in the ETF in addition to the operating expenses of the Fund. The Fund will not invest (measured at the time of purchase) more than 15% of its net assets in shares of ETFs.

Temporary Defensive Positions – Although the Fund will normally invest according to its investment objective as outlined above, the Fund may, for temporary defensive purposes, invest all or a portion of its assets in cash, cash equivalents, high quality money market instruments, money market funds and other short-term debt instruments. Investment in a money market fund will result in the Fund paying a management fee on the money invested in such fund in addition to the operating expenses of the Fund. When the Fund invests for temporary defensive purposes, the Fund may not achieve its investment objective.

Other Investment Strategies and Related Risks (continued)

25

Related Risks

The following table highlights other risks associated with investing in the Fund:

Risks
REIT Investment Risk involves the risk that the property owned by a REIT could decrease in value and the mortgages and loans held by a REIT could become worthless.
ETF Investment Risk involves certain inherent risks generally associated with investments in a broadly-based portfolio of securities including risks that: (1) the general level of securities prices may decline, thereby adversely affecting the value of shares of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund. In addition, there may be a difference between the ETF’s market value on the securities exchange and the ETF’s net asset value.

Other Investment Strategies and Related Risks (continued)

26

Risks
Market Disruption Risk is the risk that during periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

During periods of instability in the financial markets the U.S. Government may take a number of actions designed to support certain financial institutions and segments of the financial markets. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment goals, but there can be no assurance that it will be successful in doing so.

For additional information about the Fund’s investment strategies, please see the Statement of Additional Information.

Other Investment Strategies and Related Risks (continued)

27

BERWYN CORNERSTONE FUND

Exchanged Traded Funds – Shares of exchange traded funds (“ETFs”) and other similar instruments may be purchased by the Fund. An ETF is an investment company registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 shares or more) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. The Fund will use ETFs primarily when it wishes to invest in certain markets or segments of markets, as represented by the particular ETF, in a diversified (as to number of companies or securities) manner. When the Fund invests in ETFs, the Fund will pay a management fee on the assets invested in the ETF in addition to the operating expenses of the Fund. The Fund will not invest (measured at the time of purchase) more than 25% of its net assets in shares of ETFs.

Temporary Defensive Positions – Although the Fund will normally invest according to its investment objective as outlined above, the Fund may, for temporary defensive purposes, invest all or a portion of its assets in cash, cash equivalents, high quality money market instruments, money market funds and other short-term debt instruments. Investment in a money market fund will result in the Fund paying a management fee on the money invested in such fund in addition to the operating expenses of the Fund. When the Fund invests for temporary defensive purposes, the Fund may not achieve its investment objective.

Other Investment Strategies and Related Risks (continued)

28

Related Risks

The following table highlights other risks associated with investing in the Fund.

Risks
ETF Investment Risk involves certain inherent risks generally associated with investments in a broadly-based portfolio of securities including risks that: (1) the general level of securities prices may decline, thereby adversely affecting the value of shares of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund. In addition, there may be a difference between the ETF’s market value on the securities exchange and the ETF’s net asset value.

Market Disruption Risk is the risk that during periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

During periods of instability in the financial markets the U.S. Government may take a number of actions designed to support certain financial institutions and segments of the financial markets. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment goals, but there can be no assurance that it will be successful in doing so.

For additional information about the Fund’s investment strategies, please see the Statement of Additional Information.

Other Investment Strategies and Related Risks (continued)

29

MANAGEMENT OF THE FUNDS

Each Fund is a series of The Berwyn Funds (the “Trust”), an open-end management investment company organized as a Delaware statutory trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

The Killen Group, Inc. is the investment advisor to each Fund. The Advisor is a Pennsylvania corporation that was formed in September 1982. Its address is 1189 Lancaster Avenue, Berwyn, Pennsylvania 19312. Robert E. Killen is Chairman, Chief Executive Officer and majority shareholder of the Advisor.

The Investment Management Committee

The Advisor has an Investment Management Committee (the “Committee”) of portfolio managers and analysts dedicated to managing the Funds. The Committee became responsible for managing the Funds in 2005. Prior to that time, certain individuals were designated as portfolio manager or co-portfolio managers for each Fund. The Committee meets regularly to review portfolio holdings and discuss purchase and sale activity. Committee members make decisions to buy and sell securities for the Funds as they see fit, guided by each Fund’s investment objective and strategies.

The Committee members, who are jointly and primarily responsible for the day-to-day management of the Funds, are identified below:

George Cipolloni III – Mr. Cipolloni is a Vice President, Research Analyst and a shareholder of the Advisor. He has been a Committee member since 2003. Mr. Cipolloni’s primary responsibilities within the Committee include research, fixed income trading and portfolio analysis. Mr. Cipolloni joined the Advisor in 2002. He is a Chartered Financial Analyst.

Lee S. Grout – Mr. Grout is an Executive Vice President, Head of Research and a shareholder of the Advisor. He has been a Committee member since 1997. Mr. Grout’s primary responsibilities within the Committee include research and portfolio analysis, with emphasis on fundamental equity research. Mr. Grout joined the Advisor in 1997. He is a Chartered Financial Analyst.

Robert E. Killen – Mr. Killen is Chairman, Chief Executive Officer and majority shareholder of the Advisor. He has been a Committee member since 1984. Mr. Killen’s primary responsibilities within the Committee include research and technical analysis, with emphasis on fundamental equity research. Mr. Killen is also President and Chairman of the Board of the Trust. Mr. Killen founded the Advisor in 1982 and has over 40 years of investment management experience.

Raymond J. Munsch – Mr. Munsch is President of the Advisor. He has been a Committee member since 1998. Mr. Munsch’s primary responsibilities within the Committee include portfolio analysis and operations. Mr. Munsch joined the Advisor in 1998 and has over 40 years of investment management experience.

Management of the Funds

30

Purchase and sale decisions are made by a majority of the Committee members based upon company-specific research, prospects for the company and its industry sector, and the perceived value of the company’s securities. The price at which trades are executed is determined for Berwyn Fund primarily by Messrs. Killen or Grout, for Berwyn Cornerstone Fund primarily by Messrs. Grout or Cipolloni and for Berwyn Income Fund primarily by Messrs. Cipolloni or Munsch. Actual trades may be placed by any of the Committee members, or by other employees of the Advisor at the direction of the Committee members.

The Statement of Additional Information provides additional information about the Committee members’ compensation, other accounts managed by the Committee members, and the Committee members’ ownership of shares of the Funds.

Investment Advisory Contracts

Pursuant to investment advisory contracts between the Trust and the Advisor, the Advisor provides the Funds with investment management services. These services include advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and the management of the Funds. Each Fund is permitted to pay brokerage commissions to brokers who are affiliated with the Advisor or the Trust.

For its investment advisory services to the Berwyn Fund, the Advisor receives a fee at the annual rate of 1.00% of the first $500 million of the Fund’s average daily net assets, 0.95% of the next $500 million of the Fund’s average daily net assets and 0.90% of such assets over $1 billion. During the fiscal year ended December 31, 2012, the Berwyn Fund paid the Advisor Management Fees equal to 1.00% of its average daily net assets. The advisory fee payable to the Advisor by the Berwyn Fund is higher than that of many other mutual funds.

For its investment advisory services to the Berwyn Income Fund, the Advisor receives a fee at the annual rate of 0.50% of the first $1.75 billion of the Fund’s average daily net assets, 0.48% of the next $1.75 billion of the Fund’s average daily net assets and 0.46% of such assets over $3.5 billion. During the fiscal year ended December 31, 2012, the Berwyn Income Fund paid the Advisor Management Fees equal to 0.50% of its average daily net assets.

For its investment advisory services to the Berwyn Cornerstone Fund, the Advisor receives a fee at the annual rate of 0.85% of the Fund’s average daily net assets. During the fiscal year ended December 31, 2012, the Berwyn Cornerstone Fund paid an advisory fee (after fee waivers) equal to 0.21% of its average daily net assets. In addition, the Advisor has entered into an Expense Limitation Agreement where the Advisor has contractually agreed until at least May 1, 2014 to waive Management Fees and/or reimburse Fund expenses so that the Berwyn Cornerstone Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses) do not exceed 1.25% of the Fund’s average daily net assets. Upon the expiration of the Expense Limitation Agreement, the Advisor will continue to limit the Fund’s expenses in accordance with the terms of the Contract for Investment Advisory Services.

Management of the Funds (continued)

31

Under each Contract for Investment Advisory Services, the Advisor’s fee will be reduced in any fiscal year by the amount necessary to limit a Fund’s expenses (excluding taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses, but inclusive of the Advisor’s fee payable by the Fund) to 2.00% of the Fund’s average daily net assets when the Fund’s net assets are $100 million or less, or 1.50% of the Fund’s average daily net assets when the Fund’s net assets exceed $100 million. In addition, the contracts provide that the Advisor is not responsible for reimbursing operating expenses exceeding its advisory fee payable under the contracts. However, the Advisor presently intends to reimburse any Fund, if necessary, for operating expenses exceeding the amount of its advisory fee in order to maintain the Fund’s total operating expenses at 2.00%. The Advisor may, however, discontinue any such reimbursement of these expenses at any time in its discretion.

The arrangements discussed in the preceding paragraphs may be terminated by either party upon 60 days advance written notice, provided, however, that (1) the Advisor may not terminate the arrangements without the approval of the Board of Trustees, and (2) the arrangements will terminate automatically if the Advisor ceases to serve as investment adviser to the Fund.

A discussion regarding the factors considered by the Board of Trustees in its most recent approval of the Funds’ investment advisory contracts, including its conclusions with respect thereto, will be available in the Funds’ semi-annual report for the period ending June 30, 2013 .

Other Service Providers

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds’ administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment, officers and clerical personnel to the Funds, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter of the Funds. The Distributor is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 and is a wholly-owned subsidiary of Ultimus. The Funds may be offered by other broker-dealers as well.

The Statement of Additional Information has more detailed information about the Advisor, Ultimus, the Distributor and other service providers to the Funds.

Management of the Funds (continued)

32

SHAREHOLDER INFORMATION

Calculation of NAV

The net asset value of each Fund’s shares (“NAV”) is calculated as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. To calculate NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Funds’ securities are valued each day at their market value, which usually means the last quoted sales price on a security’s principal exchange or, in the case of an equity security traded on the National Association of Dealers’ Automated Quotation System (“NASDAQ”), its NASDAQ Official Closing Price. Securities not traded on the valuation date and securities not listed on an exchange (including NASDAQ) are valued at the last quoted bid price. All other securities, including securities in which the quotations are considered by the Advisor to be unreliable due to significant market or other events, are priced at their fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. This most commonly would occur with a Fund’s investments in junk bonds, small capitalization companies and/or illiquid securities, but may occur in other cases as well. When fair value pricing is employed, the prices of the securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

To the extent a Fund invests in shares of other open-end investment companies registered under the Investment Company Act of 1940, the Fund’s NAV with respect to those shares is calculated based upon the net asset values of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Your order to purchase or redeem shares of a Fund is priced at the next NAV calculated after your order is received in proper form by the Funds. Redemptions and exchanges of shares of the Funds may be subject to a redemption fee (see “Redeeming Shares” for details).

Purchasing Shares

The Funds are no-load which means that shares of each Fund may be purchased without imposition of a sales charge. Shares of the Funds are available for purchase every day the New York Stock Exchange is open for business, at the NAV next calculated after receipt of a purchase order in proper form. The Funds reserve the right to reject any purchase request. Investors who purchase and redeem shares through a brokerage firm or other financial intermediary may be charged a fee by such brokerage firm or intermediary.

Minimum Initial Investment

The minimum initial investment in the Funds is $3,000, except for an IRA or a gift to minors account, for which the minimum initial investment is $1,000. The minimum initial investment for a spousal IRA is $250. These requirements may be

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satisfied by investments made in one or more of the Funds. There are no minimum investment requirements for an investment by a pension or profit-sharing plan or a custodial account established for the benefit of a minor. These minimum investment requirements may be waived or reduced for certain other types of retirement accounts.

Opening an Account

An account may be opened by mail or bank wire, as follows:

By Mail. To open a new account by mail:

•	Complete and sign the account application.

•	Enclose a check payable to The Berwyn Funds.

•	Mail the application and the check to the Funds’ transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), at the following address:

The Berwyn Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Funds do not accept cash, drafts, “starter” checks, traveler’s checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Funds or the Transfer Agent in the transaction.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-800-992-6757. A representative will assist you in obtaining an account application by telecopy or mail, which must be completed, signed and telecopied or mailed to the Transfer Agent before payment by wire may be made.

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An order is considered received when US Bank NA, the Funds’ custodian, receives payment by wire. If your account application was telecopied to the Transfer Agent, you must also mail the completed account application to the Transfer Agent. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire.

Through Your Broker or Financial Institution. Shares of the Funds may be purchased through certain brokerage firms and financial institutions or sub-agents of such brokerage firms or financial institutions that are authorized to accept purchase orders on behalf of the Funds at the NAV next determined after your order is received by such organization in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Subsequent Investments

Once an account is open, additional purchases of shares of the Funds may be made at any time in minimum amounts of $250, except for a gifts to minors account, for which there is no minimum subsequent investment amount. Additional purchases may be made:

•
By sending a check, made payable to The Berwyn Funds, to The Berwyn Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Funds as a result of any check returned for insufficient funds.

•	By wire of federal funds to the Fund account as described under “Opening an Account – By Wire.” Shareholders should call the Transfer Agent at 1-800-992-6757 before wiring funds.

•	Through your brokerage firm or other financial institution.

•	By electronic funds transfer from a financial institution through the Automated Clearing House (“ACH”), as described below.

By Automated Clearing House (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Funds. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-992-6757. Allow at least two weeks for processing before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-800-992-6757. There are no charges for ACH transactions imposed by the Funds or the Transfer Agent. ACH

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share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be held responsible for any fees incurred or losses suffered by the Funds as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Funds in advance of an ACH transfer could result in a delay in completing your transaction.

ACH may be used to make direct investments into a Fund of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration.

Automatic Investment Plan

You may make automatic monthly investments in shares of the Funds from your bank, savings and loan or other depository institution account. The minimum subsequent investments must be $250 under the plan. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account. To set your account up for automatic monthly investments, please call the Transfer Agent at 1-800-992-6757 and service representative will assist you.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

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After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Exchange Privilege

You may generally exchange your shares of one Fund for shares of another Fund. The initial minimum investment requirements described above must be met with respect to an exchange.

You may request an exchange by calling (800) 992-6757 between 8:30 a.m. and 5:30 p.m., Eastern time, on any business day or by writing to the Transfer Agent, Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Exchange requests received after 4:00 p.m. Eastern time will receive the next day’s NAV.

You will only be permitted to exchange shares of one Fund for shares of another Fund four times in any twelve-month period. The Trust reserves the right to amend or change the exchange privilege upon 60 days’ notice to shareholders. Exchanges are subject to the redemption fee described below if the shares being exchanged were purchased within 180 days of the date of the exchange transaction.

Redeeming Shares

You may redeem your shares at any time. The shares will be redeemed at the next NAV calculated after the Transfer Agent has received your redemption request. You may redeem your shares by sending a written request, signed by the account owner(s) and stating the name of the account, the account number and the Fund name, to the Transfer Agent. If you have selected the telephone redemption option on your application, you may redeem shares having a value of $100,000 or less by calling the Transfer Agent at (800) 992-6757 on any business day between the hours of 8:30 a.m. and 5:30 p.m., Eastern time. Redemption requests received after 4:00 p.m. Eastern time will receive the next day’s NAV. The Transfer Agent will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if reasonable procedures are followed, neither the Funds nor the Transfer Agent will be liable for any losses due to unauthorized or fraudulent telephone transactions. If the shares redeemed have a value of more than $100,000, your signature must be guaranteed as set forth below. If the name(s) or address on your account has been changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Funds are obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of a Fund’s net assets or $250,000 during any 90-day period. Should any shareholder’s redemption exceed this limitation, the Fund may, at its option, redeem the excess in cash or in portfolio securities selected solely by the Advisor (and valued as in computing NAV). If a redemption is made in portfolio securities, an investor selling

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such securities received in the redemption may incur brokerage charges and there can be no assurance that the prices realized by an investor upon the sale of such securities will not be less than the values used in connection with such redemption.

There are no sales charges imposed for redeeming shares. However, to discourage short term trading, the Funds charge a 1% redemption fee on shares held for less than 180 days. The fee is charged on the proceeds of the redemption. The fee is paid to the Fund from which the shares were redeemed and included in its net assets for the benefit of the remaining shareholders. This fee is waived where the shares of the Fund are offered as an option in a 401(k) or other retirement program. The fee is also waived if an investor establishes a systematic withdrawal plan when opening an account or if an investor is taking a required minimum distribution from an IRA. The Trust reserves the right to waive the redemption fee in other specified circumstances.

Shareholders may buy and sell shares of the Funds through certain broker-dealers, who may charge a fee for such service. If a shareholder redeems shares through the Transfer Agent and requests that the proceeds be wired to the shareholder’s financial institution, the Funds’ custodian will charge the shareholder a wiring fee (currently $15).

Signature Guarantee Requirements

To protect you and the Funds against fraud, certain requests require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You will need to have your signature guaranteed under any of the following circumstances:

•	If the shares redeemed have a value of more than $100,000

•	If you are changing a shareholder’s name of record

•	If the payment of the proceeds of a redemption of any amount are to be sent to any person, address or bank account not on record

•	If the shares are redeemed from an account where the name(s) or the address on the account has changed within the previous 15 days

•	If you are transferring redemption proceeds to another account with a different registration (name/ownership) from yours

•	If you are adding or changing wire instructions or any other election in connection with your account

The Funds will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. Members of STAMP are subject to dollar limitation which must be considered when requesting their guarantee. A Fund may reject any signature guarantee if it believes the transaction would otherwise be improper.

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The Funds and the Transfer Agent reserve the right to require signature guarantees on all redemptions. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

Automatic Withdrawal Plan

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-800-992-6757 for additional information.

Abusive Trading Practices

The Funds have been designed as long-term investments and not for frequent or short-term trading (“market timing”). The Funds discourage frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure it complies with the Funds’ policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. In addition to monitoring shareholder activity, the Board of Trustees has implemented a 1% redemption fee on redemptions within 180 days of purchase and has placed a limit of four exchanges between the Funds per year. These actions, in the Board’s opinion, should help reduce the risk of market timing in the Funds. In addition, the Trust also reserves the right to reject any purchase or exchange request that it believes to be market timing or potentially disruptive in nature. The Trust may also modify any terms or conditions of purchase of shares of the Funds or withdraw all or any part of the offering made by this Prospectus.

The Trust believes that market timing activity is not in the best interests of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement a Fund’s investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, large asset swings that decrease a Fund’s ability to maximize investment return and potentially diluting the value of a Fund’s shares. These risks can have an adverse affect on a Fund’s performance.

The Trust relies on intermediaries to help enforce its market timing policies. For example, intermediaries must determine when a redemption occurs within 180 days of a purchase and must enforce the limit on the number of exchanges permitted per year. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage market timing, the Funds cannot guarantee that such trading will not occur.

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DISTRIBUTIONS AND TAXES

Each Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net capital gains which it distributes to shareholders. The Berwyn Fund and the Berwyn Cornerstone Fund expect most of their distributions to be in the form of capital gains and the Berwyn Income Fund expects most of its distributions to be in the form of net investment income; however, the nature of each Fund’s distributions could vary in any given year. The Berwyn Fund and the Berwyn Cornerstone Fund will pay their distributions, if any, on an annual basis and the Berwyn Income Fund will pay dividends, if any, on a quarterly basis and capital gains, if any, on an annual basis.

Dividends and distributions paid to shareholders are generally subject to federal income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxed as ordinary income; however, certain qualified dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Dividends distributed by the Funds from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Funds are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets.

By February 15 of each year, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your shares of a Fund for shares of another Fund is the same as a sale.

For taxable years beginning on or after January 1, 2013, a new Medicare contribution tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from the Funds and capital gains attributable to the sale, redemption or exchange of Fund shares.  Distributions and gains from the sale or exchange of your shares may also be subject to state and local taxes. Non-U.S. investors may be subject

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to U.S. withholding tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of an investment in the Funds.

By law, the Funds must withhold a percentage (currently at the rate of 28%) of your taxable distributions and redemption proceeds unless you:

•	Provide your correct social security or taxpayer identification number,

•	Certify that this number is correct,

•	Certify that you are not subject to backup withholding, and

•	Certify that you are a U.S. person (including a U.S. resident alien).

A Fund must also withhold taxes if the Internal Revenue Service instructs it to do so.

The Emergency Economic Stabilization Act of 2008 requires that mutual fund companies report cost basis information to the Internal Revenue Service (IRS) on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under these regulations, mutual funds were required to select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Funds’ default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Funds’ default method of Average Cost is more appropriate, they must contact the Funds at the time of, or in advance of, the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades.

All Covered Shares purchased in non-retirement accounts are subject to the new cost basis reporting legislation. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first.

This Section is only a summary of some of the important income tax considerations that may affect your investment in the Funds. More information regarding these considerations appears in the Funds’ SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

Distributions and Taxes (continued)

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP, whose report, along with each Fund’s financial statements, is included in the Funds’ Annual Report, which may be obtained at no charge by calling the Funds at 1-800-992-6757 or by download at www.theberwynfunds.com/Literature.asp.

BERWYN FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Years Ended
	12/31/12	12/31/11		12/31/10		12/31/09	12/31/08
Net Asset Value, Beginning of Year	$28.76	$28.28		$22.66		$17.78	$24.42

Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.06	(0.00	)*	0.00	*	0.05	0.02
Net Realized and Unrealized Gains (Losses) on Investment Securities	5.25	0.97		5.61		4.86	(6.65)
Total Income (Loss) from Investment Operations	5.31	0.97		5.61		4.91	(6.63)

Less Distributions
Dividends from Net Investment Income	(0.06)	—		(0.00	)*	(0.05)	(0.03)
Distributions from Net Realized Gains from Sales of Investment Securities	(2.01)	(0.50)		—		—	(0.00)*
Total Distributions	(2.07)	(0.50)		(0.00	)*	(0.05)	(0.03)

Proceeds from Redemption Fees Collected	0.02	0.01		0.01		0.02	0.02

Net Asset Value, End of Year	$32.02	$28.76		$28.28		$22.66	$17.78

Total Return	18.67%	3.45%		24.82%		27.71%	(27.09% )

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$301,639	$226,577		$188,720		$137,680	$118,349

Ratio of Expenses to Average Net Assets	1.19%	1.21%		1.25%		1.31%	1.29%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.20%	(0.02%	)	0.01%		0.25%	0.10%

Portfolio Turnover Rate	30%	30%		44%		37%	38%

*	Amount rounds to less than $0.01 per share.

Financial Highlights

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BERWYN INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Years Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Net Asset Value, Beginning of Year	$12.87	$13.26	$12.77	$10.30	$12.10

Income (Loss) from Investment Operations
Net Investment Income	0.38	0.44	0.49	0.57	0.60
Net Realized and Unrealized Gains (Losses) on Investment Securities	0.63	(0.04)	0.76	2.47	(1.80)
Total Income (Loss) from Investment Operations	1.01	0.40	1.25	3.04	(1.20)

Less Distributions
Dividends from Net Investment Income	(0.38)	(0.44)	(0.49)	(0.57)	(0.60)
Distributions from Net Realized Gains from Sales of Investment Securities	(0.35)	(0.35)	(0.28)	—	—
Total Distributions	(0.73)	(0.79)	(0.77)	(0.57)	(0.60)

Proceeds from Redemption Fees Collected	0.00 *	0.00 *	0.01	0.00 *	0.00 *

Net Asset Value, End of Year	$13.15	$12.87	$13.26	$12.77	$10.30

Total Return	7.96%	3.09%	10.06%	30.22%	(10.19% )

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$1,446,735	$1,311,981	$1,282,085	$691,496	$234,645

Ratio of Expenses to Average Net Assets	0.64%	0.65%	0.66%	0.70%	0.73%

Ratio of Net Investment Income to Average Net Assets	2.85%	3.32%	3.93%	5.33%	5.36%

Portfolio Turnover Rate	51%	71%	49%	35%	64%

*	Amount rounds to less than $0.01 per share.

Financial Highlights (continued)

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BERWYN CORNERSTONE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Years Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Net Asset Value, Beginning of Year	$12.93	$13.42	$12.44	$9.63	$13.62

Income (Loss) from Investment Operations
Net Investment Income	0.17	0.14	0.09	0.10	0.09
Net Realized and Unrealized Gains (Losses) on Investment Securities	1.50	(0.49)	0.98	2.81	(3.99)
Total Income (Loss) from Investment Operations	1.67	(0.35)	1.07	2.91	(3.90)

Less Distributions
Dividends from Net Investment Income	(0.17)	(0.14)	(0.09)	(0.10)	(0.09)
Distributions from Net Realized Gains from Sales of Investment Securities	(0.48)	—	—	—	(0.00)*
Total Distributions	(0.65)	(0.14)	(0.09)	(0.10)	(0.09)

Proceeds from Redemption Fees Collected	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *

Net Asset Value, End of Year	$13.95	$12.93	$13.42	$12.44	$9.63

Total Return	13.02%	(2.59% )	8.57%	30.21%	(28.61% )

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$13,790	$11,020	$10,273	$8,018	$6,076

Ratio of Total Expenses to Average Net Assets	1.89%	1.95%	2.26%	2.72%	2.78%

Ratio of Net Expenses to Average Net Assets #	1.25%	1.25%	1.61%	2.00%	2.00%

Ratio of Net Investment Income to Average Net Assets	0.62%	0.42%	0.08%	0.24%	0.03%

Ratio of Net Investment Income to Average Net Assets #	1.26%	1.12%	0.73%	0.96%	0.81%

Portfolio Turnover Rate	22%	22%	39%	33%	46%

*	Amount rounds to less than $0.01 per share.

#	After advisory fee waivers and expense reimbursements by the Advisor.

Financial Highlights (continued)

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PRIVACY NOTICE

FACTS	WHAT DO THE BERWYN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Berwyn Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Berwyn Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1 (800) 992.6757

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Who we are
Who is providing this notice?	The Berwyn Funds The Killen Group, Inc. (Investment Adviser) Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do The Berwyn Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Berwyn Funds collect my personal information?
We collect your personal information, for example, when you
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tell us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ The Killen Group, Inc. could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Berwyn Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Berwyn Funds don’t jointly market.

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FOR MORE INFORMATION

Additional Information about the Funds is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety in this Prospectus. A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the last fiscal year.

To obtain a free copy of the SAI, the annual and semi-annual reports or other information about the Funds, or to make inquires about the Funds, please call 800-992-6757. The Funds also make available the prospectus, SAI and annual and semi-annual reports on the Funds' website at www.theberwynfunds.com/Literature.asp.

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of Prospectus or an annual or semi-annual report or make shareholder inquiries at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

You can find reports and other information about the Funds on the Securities and Exchange Commission's website (www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520 or by electronic request to the SEC's e-mail address: publicinfo@sec.gov. Information about the Funds, including the SAI, can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1-202-502-8090.

Investment Company Act File Number 811-04963

THE BERWYN FUNDS

BERWYN FUND • BERWYN INCOME FUND • BERWYN CORNERSTONE FUND

THE BERWYN FUNDS

Shareholder Services
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
800-992-6757

Berwyn Fund (BERWX)
Berwyn Income Fund (BERIX)
Berwyn Cornerstone Fund (BERCX)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2013

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of The Berwyn Funds (the “Trust”) dated May 1, 2013 and any supplements thereto.  The audited financial statements of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund for the year ended December 31, 2012 , and the report thereon of BBD, LLP, the Trust’s independent registered public accounting firm, included in the 2012 Annual Report of the Trust, are incorporated by reference in this SAI.  The current prospectus and Annual Report are available without charge by writing to the Trust at the above address, by calling 800-992-6757 or on the Trust’s website at www.theberwynfunds.com.

TABLE OF CONTENTS

Berwyn Fund	2
Berwyn Income Fund	7
Berwyn Cornerstone Fund	15
Investment Management Committee	20
Trustees and Officers	22
Portfolio Turnover	25
Code of Ethics	26
Proxy Voting Policies	26
Portfolio Holdings Disclosure Policy	26
Ownership of the Trust	27
Share Purchases	28
Distributor	29
Redemption of Shares	29
Calculation of Performance Data	30
General Information	33
Distributions and Taxes	35
Financial Statements	40
Appendix A – Standard & Poor's and Moody’s Bond Ratings	41
Appendix B – Proxy Voting Policy	45

BERWYN FUND

Investment Policies and Risk Factors

The following information supplements information contained in the Funds’ prospectus:

Berwyn Fund (“BF”) is a no-load, non-diversified series of shares of the Trust that seeks long term capital appreciation by investing in common stocks and fixed income securities that offer potential for capital appreciation.  Current income is a secondary consideration.

Under normal market conditions, BF invests at least 80% of the value of its net assets in equity securities.  BF invests in equity securities that The Killen Group, Inc. (the “Advisor”) considers to be selling at undervalued prices.  These may include stocks selling substantially below their book values or at low valuations to present earnings.  They may also include stocks of companies believed to have above average growth prospects and to be selling at small premiums to book values or at modest valuations to their present earnings levels.  The investment approach of BF may be deemed contrarian in that it may lead BF to select stocks that are not currently in favor with most other investors.

BF may invest in iShares Funds and other Exchange Traded Funds (“ETFs”).  ETFs are shares of management investment companies that invest in portfolios designed to replicate various indices and trade on exchanges in the same manner as stocks.  BF will not purchase shares of an iShares Fund if such purchase would cause the aggregate value of BF's investments in iShares to exceed 10% of BF’s net assets and will limit its investments in other ETFs as required by the Investment Company Act of 1940 (the “1940 Act”).  When BF invests in iShares Funds or other ETFs, BF will pay a management fee on such investments, in addition to its operating expenses.  As of December 31, 2012 , BF was not invested in ETFs.

While the portfolio of BF emphasizes common stocks, BF may also invest up to 20% of the value of its net assets in fixed income securities.  The fixed income securities in which BF may invest include corporate bonds. BF selects fixed income securities that, in the judgment of the Advisor, have a potential for capital appreciation due to a decline in prevailing interest rates.  Some of these fixed income securities may be convertible into common stock.

There are no restrictions on the Advisor as to the investment rating a fixed income security must have in order to be purchased by BF.  BF may purchase fixed income securities in any rating category of Standard & Poor's Ratings Group (“S&P”) or Moody's Investors Service, Inc. (“Moody's”).  (See Appendix A for S&P and Moody's descriptions of bond ratings.)  This means that BF may invest up to 20% of the value of its net assets in high yield, high risk corporate debt securities that are commonly referred to as "junk bonds."  These are corporate debt securities that are rated lower than BBB by S&P or Baa by Moody's.  These securities have a low rating due to the fact that the issuers of the securities are not considered as creditworthy as the issuers of investment grade bonds.  There is the risk that the issuer of a lower-rated security may default in the payment of interest and repayment of principal.  On the whole, these lower-rated securities are considered speculative investments.  As of December 31, 2012 , BF was not invested in fixed income securities.

BF may invest a portion of its assets in the shares of money market mutual funds to the extent permitted by applicable law.  In addition, BF may, for temporary defensive purposes, invest all or any portion of its assets in cash, cash equivalents, high quality money market instruments, money market funds and other short-term debt instruments.  Investments by BF in money market funds will result in BF paying management fees and other fund expenses on its investments in such funds, in addition to the operating expenses of BF.  As of December 31, 2012 , BF had 7.8% of its net assets invested in money market funds.

While BF invests primarily in U.S. companies, it may also invest in foreign securities in the form of American Depositary Receipts (“ADRs”).  ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. Generally, ADRs in registered form are designed for trading in U.S. securities markets. The underlying securities are not always denominated in the same currency as the ADRs. Although investing in the form of ADRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

ADRs are available through facilities which may be either "sponsored" or "unsponsored." Only sponsored ADRs may be listed on the New York Stock or NYSE MKT LLC Exchanges. If sponsored, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications.  If unsponsored, the foreign issuer is not involved, and the ADR holders pay the fees of the depository.  Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than unsponsored arrangements. More and higher fees are generally charged in an unsponsored arrangement as compared to a sponsored arrangement.  Unsponsored ADRs are generally considered more risky due to:  (a) the additional costs involved; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs associated with trading in the over-the-counter market.

ADRs are subject to the risks associated with foreign securities and foreign securities markets. Foreign markets are generally not as developed or efficient as those in the United States. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.  Similarly, volume and liquidity in most foreign securities markets is less than in the United States and, at times, volatility of price can be greater than in the United States.  In addition, there may be less publicly available information about non-U.S. issuers, and non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.  Because stock certificates and other evidences of ownership of such securities may be held outside the United States, BF may be subject to additional risks.  Risks could include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the ability of BF to collect principal and interest obligations or to liquidate holdings, whether from currency blockage or otherwise. The risks discussed above are generally higher in less developed countries.  As of December 31, 2012 , BF was not invested in ADRs.

BF may also invest in Real Estate Investment Trusts (“REITs”).  REITs are companies that invest in real estate, mortgages and construction loans.  REITs normally do not pay federal income tax but distribute their income to their shareholders who become liable for the tax.  Some REITs own properties and earn income from leases and rents.  These types of REITs are termed Equity REITs.  Other REITs hold mortgages and earn income from interest payments.  These REITs are termed Mortgage REITs.  Finally, there are Hybrid REITs that own properties and hold mortgages.  BF may invest in any of the three types of REITs and may purchase common stocks, preferred stocks or bonds issued by REITs.  BF will invest in REITs that generate income and that have, in the judgment of the Advisor, the potential for capital appreciation.  There are risks in investing in REITs.  The property owned by a REIT could decrease in value and the mortgages and loans held by a REIT could become worthless.  The Advisor, however, monitors the investment environment and BF’s investments in REITs as a means of controlling exposure to these risks.  As of December 31, 2012 , BF was not invested in REITs.

BF may invest in repurchase agreements.  In a repurchase agreement, a seller of  securities, usually a banking institution or securities dealer, sells securities to BF and agrees with BF at the time of sale to repurchase the securities from BF at a mutually agreed upon time and price.  BF intends to enter into repurchase agreements only with established banking institutions that deal in U.S. Treasury bills and notes. To the extent that it invests in repurchase agreements, BF intends to invest primarily in overnight repurchase agreements.  In the event of the bankruptcy of the seller of a repurchase agreement or the failure of a seller to repurchase the underlying securities as agreed upon, BF could experience losses.  Such losses could include a possible decline in the value of the underlying securities during the period while BF seeks to enforce its rights thereto and a possible loss of all or part of the income from such securities.  BF would also incur additional expenses enforcing its rights.  As of December 31, 2012 , BF was not invested in repurchase agreements.

BF has established a line of credit with its custodian that permits BF to borrow up to 5% of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of BF shares or for temporary emergency purposes; provided, however, that BF will not purchase any additional investments while such borrowings are outstanding.  Borrowing involves the creation of a liability that requires BF to pay interest.  As of December 31, 2012 , BF had no outstanding borrowings.

The risks of borrowing include a higher volatility of the net asset value of BF’s shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of BF’s investments, adverse market movements and increases in the cost of borrowing.  The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if BF had not borrowed money.  In an extreme case, if BF’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for BF to liquidate certain of its portfolio securities at an inappropriate time.

Investment Restrictions

The investment restrictions set forth below are fundamental policies of BF.  Fundamental policies may not be changed without approval by vote of a majority of BF’s outstanding shares.  Under the 1940 Act, such approval requires the affirmative vote at a meeting of shareholders of the lesser of (a) more than 50% of BF's outstanding shares, or (b) at least 67% of shares present or represented by proxy at the meeting, provided that the holders of more than 50% of BF's outstanding shares are present in person or represented by proxy.

When investing its assets, BF will not:

(1)           purchase more than 10% of the outstanding voting securities of a single issuer;

(2)           invest more than 25% of the value of its total assets in any one industry;

(3)           lend money, provided that for purposes of this restriction, the acquisition of publicly distributed corporate bonds, and investment in U.S. government obligations,

short-term commercial paper, certificates of deposit and repurchase agreements shall not be deemed to be making a loan;

(4)           buy or sell real estate, real estate mortgage loans, commodities, commodity futures contracts, puts, calls and straddles;

(5)           underwrite securities of other issuers, except as BF may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”) in connection with the purchase and sale of portfolio securities in accordance with its objectives and policies;

(6)           make short sales or purchase securities on margin;

(7)           borrow money, except that BF may borrow up to 5% of the value of its total assets at the time of such borrowing from banks for temporary or emergency purposes (the proceeds of such loans will not be used for investment or to purchase securities, but will be used to pay expenses);

(8)           invest for the purposes of exercising control or management;

(9)           invest in restricted securities (securities that must be registered under the 1933 Act before they may be offered and sold to the public);

(10)         participate in a joint investment account; or

(11)         issue senior securities.

In addition, BF has adopted the following investment restrictions that are not fundamental policies:

(1)           With respect to 50% of its assets, BF will not at the time of purchase invest more than 5% of its gross assets, at market value, in the securities of any one issuer (except the securities of the United States government);

(2)           With respect to the other 50% of its assets, BF will not invest at the time of purchase more than 15% of the market value of its total assets in any single issuer;

(3)           BF will not invest in real estate limited partnerships or in oil, gas or other mineral leases; and

(4)           BF’s investments in warrants will not exceed 5% of its net assets.

Restrictions that are not fundamental may be changed by a vote of the majority of the Board of Trustees, but if any of these nonfundamental restrictions are changed, BF will give shareholders at least 60 days' written notice.

Investment Advisory Arrangements

The Killen Group, Inc. is the investment advisor to BF.  Robert E. Killen is Chairman, Chief Executive Officer, majority shareholder and a Director of the Advisor.  In addition, Robert E. Killen is President and Chairman of the Board of Trustees of the Trust.

The Advisor provides BF with investment management services.  Under a Contract for Investment Advisory Services between the Trust, on behalf of BF, and the Advisor (the “Contract”) dated

April 28, 1999, the Advisor provides BF with advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and the management of BF’s portfolio.  In addition, employees of the Advisor oversee and coordinate BF’s other service providers, including the administrator, fund accountant, transfer agent and custodian.

The Contract must be approved annually by a majority of the Trustees, and separately by a majority of the Trustees who are not “interested persons” of the Trust, as defined by the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.  BF may terminate the Contract on sixty days' written notice to the Advisor, without payment of any penalty, provided such termination is authorized by the Board of Trustees or by a vote of a majority of the outstanding shares of BF.  The Advisor may terminate the Contract on sixty days' written notice to BF without payment of any penalty.  The Contract will be automatically and immediately terminated in the event of its assignment by the Advisor.

As compensation for its investment management services to BF under the Contract, the Advisor is entitled to receive monthly compensation at the annual rate of 1.00% of the first $500 million of average daily net assets of the BF, 0.95% of the next $500 million of such assets, and 0.90% of such assets over $1.0 billion.  The fee is computed daily by multiplying the net assets for a day by the applicable rate(s), and dividing the result by 365.  At the end of each month, the daily fees are added and the resulting sum is paid to the Advisor.

BF paid the Advisor investment advisory fees of $2,711,759, $2,090,393 and $1,593,407 with respect to the fiscal years ended December 31, 2012, 2011 and 2010.

Expense Limitation

The Contract provides that the Advisor's fee payable by BF will be reduced in any fiscal year by the amount necessary to limit BF's expenses (excluding taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses, but inclusive of the Advisor's fee payable by BF) to 2.00% of the average daily net assets of BF when BF’s net assets are $100 million or less, and 1.50% of the average daily net assets of BF when BF’s net assets exceed $100 million.  The Contract provides that the Advisor will not be responsible for reimbursing other expenses exceeding the advisory fee payable by BF under the Contract.  During the fiscal year ended December 31, 2012 , BF's ratio of expenses to average net assets was 1.19% .

Portfolio Transactions and Brokerage Commissions

Subject to policies established by the Trust's Board of Trustees, the Advisor is responsible for BF's portfolio decisions and placing orders for the purchase and sale of BF's portfolio securities.  In executing such transactions, the Advisor seeks to obtain the best net results for BF, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities and capabilities of the firm involved.  While the Advisor generally seeks reasonably competitive commission rates, the Advisor is authorized to pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker that effects the transaction.

The Advisor may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services which, in the opinion of the Board, are reasonable and necessary to the decision-making responsibilities of the Advisor for BF.  The services provided by these brokerage firms may also be used in dealing with the portfolio transactions of the Advisor's other clients, and not all such services may be used by the Advisor in connection with BF.  These services may include economic studies, industry studies, security analyses or reports and statistical services furnished either directly to BF or to the Advisor.  No effort is made in any given circumstance to determine the value of these materials or services or the amount by which they might have reduced expenses of the Advisor.

BF paid total brokerage commissions of $293,536, $266,222 and $240,782 during the fiscal years ended December 31, 2012, 2011 and 2010, respectively.

The Board has adopted procedures pursuant to Rule 17e-1 under the 1940 Act that permit portfolio transactions to be executed through an affiliated broker.  Berwyn Financial Services Corp. (“Berwyn Financial”) is an affiliated broker that BF may utilize to execute portfolio transactions.  Berwyn Financial is affiliated with BF because certain officers and a Trustee of the Trust and a Director and certain officers of the Advisor are officers, Directors and shareholders of Berwyn Financial.   During the fiscal years ended December 31, 2012, 2011 and 2010, BF paid brokerage commissions of $92,888, $83,800 and $74,109, respectively, to Berwyn Financial.  During the fiscal year ended December 31, 2012, Berwyn Financial received 31.6% of BF’s aggregate brokerage commissions for effecting 29.0% of the aggregate dollar amount of transactions involving brokerage commissions.

BERWYN INCOME FUND

Investment Policies and Risk Factors

The following information supplements information contained in the Funds’ prospectus:

Berwyn Income Fund (“BIF”) is a no-load, diversified series of shares of the Trust that seeks to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable risks.  To achieve its objective, BIF invests in investment grade corporate debt securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, mortgage-backed securities, high yield, high risk corporate debt securities (also known as “junk bonds”), unrated corporate debt securities, asset-backed securities, municipal bonds, and preferred and common stocks of primarily domestic issuers.  The Advisor determines the percentage of each category of securities to purchase and hold based upon the prevailing economic and market conditions.  This means that BIF could invest up to 100% of its net assets in high yield, high risk corporate debt securities.  However, BIF will not make an investment in common stocks if such investment would cause the aggregate value of the common stocks in BIF's portfolio to exceed 30% of the value of BIF's net assets.

There are no restrictions on the Advisor as to the investment rating a fixed income security must have in order to be purchased by BIF.  BIF may purchase fixed income securities in any rating category of S&P or Moody's.  (See Appendix A for S&P and Moody's descriptions of bond ratings.)  Securities rated BBB or higher by S&P or Baa or higher by Moody's are considered investment grade corporate debt securities.  Securities rated lower than BBB or Baa by these services are considered high yield, high risk securities (“junk bonds”).  These securities have a low rating due to the fact that the issuers of the securities are not considered as creditworthy as the issuers of investment grade bonds.  There is the risk that the issuer of a lower-rated security may default in the payment of interest and repayment of principal.  On the whole, these lower-

rated securities are considered speculative investments.  As of December 31, 2012, 16.2% of BIF’s net assets were invested in corporate debt securities rated below investment grade.

BIF may invest in fixed income securities that are not rated. BIF will invest only in unrated securities that have a creditworthiness, in the opinion of the Advisor, that is equal to or better than the creditworthiness of fixed income securities with an S&P rating of CC or a Moody's rating of Caa.

BIF may also purchase certain securities that have not been registered with the U.S. Securities and Exchange Commission (the “SEC”) under the 1933 Act.  There are risks associated with investing in such “Rule 144A” securities.  The securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.  Although Rule 144A securities may be resold in negotiated transactions, the price realized from these sales could be less than the price originally paid by BIF or less than what may be considered the fair value of such securities.  Furthermore, if such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, BIF may be required to bear the expense of registration.  In an effort to minimize the risks associated with these securities, BIF will purchase only Rule 144A securities of U.S. companies that have publicly traded securities outstanding, have been in business a minimum of five years, and have a market capitalization of at least $100 million.

In addition to corporate debt securities, BIF may invest in the securities issued or guaranteed by the U.S. Government and its agencies, asset-backed and mortgage-backed securities and municipal bonds and in preferred and common stocks.  The securities of the U.S. Government in which BIF may invest include U.S. Treasury bonds and notes and debt securities, including mortgage-backed securities, issued by U.S. Government agencies or by instrumentalities of the U.S. Government.  Some of the U.S. Government agencies that issue or guarantee securities include, among others, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and the Tennessee Valley Authority.  An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.  Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, the Federal Intermediate Credit Banks and the Federal National Mortgage Association.

U.S. Treasury bonds and notes are backed by the full faith and credit of the U.S. Government.  Securities issued by U.S. Government agencies or instrumentalities may or may not be backed by the full faith and credit of the United States.  In the case of securities not backed by the full faith and credit of the United States, an investor must look to the specific issuing agency or instrumentality for repayment.

Asset-backed securities are debt securities that represent partial ownership interests in pools of consumer or commercial loans, such as motor vehicle installment sales contracts, credit card receivables or trade receivables.  Asset-backed securities are generally issued by special purpose entities, but their ultimate value is dependent upon the repayment of the underlying borrowers.

Mortgage-backed securities are debt securities that represent ownership in large, diversified pools of mortgage loans.  The pools generally contain mortgages of similar rates and terms and are structured as pass-throughs, meaning the monthly payments of principal and interest from the underlying mortgage loans are passed through to the investor.  Most mortgage-backed securities are issued by and/or guaranteed by Government National Mortgage Association (Ginnie Mae), which is an agency of the U.S. government, or by government sponsored enterprises, such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).  Mortgage-backed securities may also be issued by private entities and backed by either residential or commercial mortgages.

Asset-backed and mortgage-backed securities are subject to prepayment risk, which is the risk that the loans that form the pools will be paid prior to maturity.  This risk makes it difficult to predict the actual life of the security.  During periods of falling interest rates, prepayments may accelerate, subjecting BIF to the risk of reinvesting the proceeds at lower interest rates.  During periods of rising interest rates, the prices of asset-backed and mortgage-backed securities may decline due to a slowdown in prepayments and subsequent lengthening of maturities.  Although generally rated investment grade, these securities could become illiquid or experience losses if borrowers default or if guarantors or insurers default.

Municipal bonds are interest bearing securities issued by state and local governments to support their financial needs or to finance public projects.  The interest on municipal bonds is exempt from federal income taxes, and in some cases, from state and local taxes.  As a result of this tax-exempt feature, municipal bonds generally yield less than corporate bonds of comparable maturity and credit quality.

Municipal bonds, like most other debt securities, are subject to interest rate risk, call risk and credit risk.  During periods of rising interest rates, the prices of municipal bonds will likely decline.  Should interest rates decline, many municipal bonds are subject to call risk, meaning they may be retired prior to their final maturity and BIF would have to reinvest the proceeds at lower interest rates.  Municipal bonds are also subject to credit risk, the risk that the issuer will default and not be able to pay interest on the principal.  In some instances, the payment of interest and principal on a bond issue is tied directly to a particular project's revenues.  In such cases, the credit risk may be greater than that of the governmental entity issuing the bonds.  In addition to the above risks, municipal bonds may be subject to illiquidity risks in that many municipal bond offerings are relatively small in size and, as a result of the special local nature of the bond issue, have limited interest among investors.

BIF may invest in preferred stocks that, in the opinion of the Advisor, are offering an above average yield in comparison to preferred stocks of the same quality or in preferred stocks offering a potential for capital appreciation. BIF may also purchase preferred stocks that are restricted securities subject to the limitations under Rule 144A, as described above.  As of December 31, 2012 , BIF had 5.1% of its net assets invested in preferred stocks.

BIF will invest in common stocks that it considers to be selling at undervalued prices.  The investment approach of BIF may be deemed "contrarian" in its selection of common stocks due to the fact that this approach may lead BIF to select stocks not currently in favor with other investors.  BIF will only purchase common stocks if they pay cash dividends.  BIF will not purchase a common stock if it would cause the aggregate value of the common stocks owned by BIF to exceed 30% of its net assets.  As of December 31, 2012 , BIF had 28.0% of its net assets invested in common stocks.

BIF may invest in iShares Funds and other Exchange Traded Funds (“ETFs”).  ETFs are shares of management investment companies that invest in portfolios designed to replicate various indices and trade on exchanges in the same manner as stocks.  BIF will not purchase shares of an iShares Fund if such purchase would cause the aggregate value of BIF’s investments in iShares Funds to exceed 15% of BIF’s net assets and will limit its investments in other ETFs as required by the 1940 Act.  When BIF invests in iShares Funds or other ETFs, BIF will pay a management fee on the money so invested, in addition to its operating expenses.  As of December 31, 2012 , BIF was not invested in ETFs.

BIF may also invest in Real Estate Investment Trusts (“REITs”).  REITs are companies that invest in real estate, mortgages and construction loans.  REITs normally do not pay federal income tax but distribute their income to their shareholders who become liable for the tax.  Some REITs own properties and earn income from leases and rents.  These types of REITs are termed Equity REITs.  Other REITs hold mortgages and earn income from interest payments.  These REITs are termed Mortgage REITs.  Finally, there are Hybrid REITs that own properties and hold mortgages.  BIF may invest in any of the three types of REITs and may purchase common stocks, preferred stocks or bonds issued by REITs.  BIF will invest in REITs that generate income and that have, in the judgment of the Advisor, the potential for capital appreciation.  There are risks in investing in REITs.  The property owned by a REIT could decrease in value and loans held by a REIT could become worthless.  The Advisor, however, monitors the investment environment and BIF’s investments in REITs as a means of controlling the exposure to these risks.  BIF intends to limit its investments in REITs to no more than 15% of the value of its net assets.  As of December 31, 2012 , BIF had 2.4% of its net assets invested in the securities of REITs.

BIF may directly invest a portion of its total assets in the equity or debt securities of Master Limited Partnerships (“MLPs”).  MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.  The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.  As of December 31, 2012 , BIF had 0.3% of its net assets invested in the securities of MLPs.

BIF may invest a portion of its assets in the shares of money market mutual funds to the extent permitted by applicable law.  In addition, BIF may, for temporary defensive purposes, invest all or any portion of its assets in cash, cash equivalents, high quality money market instruments, money market funds and other short-term debt instruments.  Investments by BIF in money market funds will result in BIF paying management fees and other fund expenses on its investments in such funds, in addition to the operating expenses of BIF.  As of December 31, 2012 , BIF had 20.6% of its net assets invested in money market funds.

While BIF invests primarily in U.S. companies, it may also invest in foreign securities in the form of American Depositary Receipts (“ADRs”).  ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. Generally, ADRs in registered form are designed for trading in U.S. securities markets. The underlying securities are not always denominated in the same currency as the ADRs. Although investment in the form of ADRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

ADRs are available through facilities which may be either "sponsored" or "unsponsored." Only sponsored ADRs may be listed on the New York Stock or NYSE MKT LLC Exchanges. If sponsored, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications.  If unsponsored, the foreign issuer is not involved, and the ADR holders pay the fees of the depository.  Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than unsponsored arrangements. More and higher fees are generally charged in an unsponsored arrangement as compared to a sponsored arrangement.  Unsponsored ADRs are generally considered more risky due to:  (a) the additional costs involved; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs associated with trading in the over-the-counter market.

ADRs are subject to the risks associated with foreign securities and foreign securities markets. Foreign markets are generally not as developed or efficient as those in the United States. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.  Similarly, volume and liquidity in most foreign securities markets is less than in the United States and, at times, volatility of price can be greater than in the United States.  In addition, there may be less publicly available information about non-U.S. issuers, and non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.  Because stock certificates and other evidences of ownership of such securities may be held outside the United States, BIF may be subject to additional risks.  Risks could include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the ability of BIF to collect principal and interest obligations or to liquidate holdings, whether from currency blockage or otherwise. The risks discussed above are generally higher in less developed countries.  As of December 31, 2012 , BIF had 1.9% of its net assets invested in ADRs.

BIF may invest in repurchase agreements.  In a repurchase agreement, a seller of securities, usually a banking institution or securities dealer, sells securities to BIF and agrees with BIF at the time of sale to repurchase the securities from BIF at a mutually agreed upon time and price. BIF intends to enter into repurchase agreements only with established banking institutions that deal in U.S. Treasury bills and notes. To the extent that it invests in repurchase agreements, BIF intends to invest primarily in overnight repurchase agreements.  In the event of bankruptcy of the seller of a repurchase agreement or the failure of the seller to repurchase the underlying securities as agreed upon, BIF could experience losses.  Such losses could include a possible decline in the value of the underlying securities during the period while BIF seeks to enforce its rights thereto and a possible loss of all or part of the income from such securities. BIF would also incur additional expenses enforcing its rights.  As of December 31, 2012 , BIF was not invested in repurchase agreements.

BIF has established a line of credit with its custodian that permits BIF to borrow up to 5% of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of BIF shares or for temporary emergency purposes; provided, however, that BIF will not purchase any additional investments while such borrowings are outstanding.  Borrowing involves the creation of a liability that requires BIF to pay interest.  As of December 31, 2012 , BIF had no outstanding borrowings.

The risks of borrowing include a higher volatility of the net asset value of BIF’s shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of BIF’s investments, adverse market movements and increases in the cost of borrowing.  The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if BIF had not borrowed money.  In an extreme case, if BIF’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for BIF to liquidate certain of its portfolio securities at an inappropriate time.

Investment Restrictions

The investment restrictions set forth below are fundamental policies of BIF.  Fundamental policies may not be changed without approval by vote of a majority of BIF’s outstanding shares.  Under the 1940 Act, such approval requires the affirmative vote at a meeting of shareholders of the lesser of (a) more than 50% of BIF’s outstanding shares, or (b) at least 67% of the shares present or represented by proxy at a meeting of shareholders provided that the holders of more than 50% of BIF's outstanding shares are present in person or represented by proxy.
When investing its assets, BIF will not:

(1)           invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, debt or preferred stock of any one issuer.  This restriction does not apply to obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities;

(2)           invest more than 25% of the value of its total assets in the securities of issuers in any one industry;

(3)           lend money, provided that for purposes of this restriction, the acquisition of publicly distributed corporate bonds, and investment in U.S. government obligations, short-term commercial paper, certificates of deposit and repurchase agreements shall not be deemed to be the making of a loan;

(4)           buy or sell real estate and real estate mortgage loans, commodities, commodity futures contracts, puts, calls and straddles;

(5)           underwrite securities of other issuers, except as BIF may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities in accordance with its objectives and policies;

(6)           make short sales or purchase securities on margin;

(7)           borrow money, except that BIF may borrow up to 5% of the value of its total assets at the time of such borrowing from banks for temporary or emergency purposes (the proceeds of such loans will not be used for investment or to purchase securities, but will be used to pay expenses);

(8)           invest for the purposes of exercising control or management;

(9)           invest in restricted securities (securities that must be registered under the 1933 Act before they may be offered and sold to the public, except that BIF will be permitted to purchase restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act);

(10)         participate in a joint investment account; or

(11)         issue senior securities.

In addition, BIF has adopted the following investment restrictions that are not fundamental policies: (i) BIF will not invest in real estate limited partnerships or oil, gas or other mineral leases, and (ii) BIF’s investments in warrants will not exceed 5% of BIF’s net assets.  Restrictions that are not fundamental may be changed by a vote of the majority of the Board of Trustees, but if any of these nonfundamental restrictions are changed, BIF will give shareholders at least 60 days' written notice.

Investment Advisory Arrangements

The Killen Group, Inc. is the investment advisor to BIF.  Robert E. Killen is Chairman, Chief Executive Officer, majority shareholder and a Director of the Advisor.  In addition, Robert E. Killen is President and Chairman of the Board of Trustees of the Trust.

The Advisor provides BIF with investment management services.  Under a Contract for Investment Advisory Services between the Trust, on behalf of BIF, and the Advisor (the “Contract”) dated April 28, 1999, the Advisor provides BIF with advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and the management of BIF’s portfolio.  In addition, employees of the Advisor oversee and coordinate BIF’s other service providers, including the administrator, fund accountant, transfer agent and custodian.

The Contract must be approved annually by a majority of the Trustees, and separately by a majority of the Trustees who are not “interested persons” of the Trust, as defined by the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.  BIF may terminate the Contract on sixty days' written notice to the Advisor, without payment of any penalty, provided such termination is authorized by the Board of Trustees or by a vote of a majority of the outstanding shares of  BIF.  The Advisor may terminate the Contract on sixty days' written notice to BIF without payment of any penalty.  The Contract will be automatically and immediately terminated in the event of its assignment by the Advisor.

As compensation for its investment management services to BIF under the Contract, the Advisor is entitled to receive monthly compensation at the annual rate of 0.50 % of the first $1.75 billion of average daily net assets of the BIF, 0.48% of the next $1.75 billion of such assets, and 0.46% of such assets over $3.5 billion.  The fee is computed daily by multiplying the net assets for a day by the applicable rate(s), and dividing the result by 365.  At the end of each month, the daily fees are added and the sum is paid to the Advisor.

BIF paid the Advisor investment advisory fees of $7,353,232, $6,526,758 and $5,076,025 with respect to the fiscal years ended December 31, 2012, 2011 and 2010.

Expense Limitation

The Contract provides that the Advisor's fee payable by BIF will be reduced in any fiscal year by the amount necessary to limit BIF's expenses (excluding taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses, but inclusive of the Advisor's fee payable by BIF) to 2.00% of the average daily net assets of BIF when BIF’s net assets are $100 million or less, or 1.50% of average daily net assets when BIF’s net assets exceed $100 million.  The Contract provides that the Advisor will not be responsible for reimbursing other expenses exceeding the advisory fee payable by BIF under the Contract.  During the fiscal year ended December 31, 2012 , BIF’s ratio of expenses to average net assets was 0.64% .

Portfolio Transactions and Brokerage Commissions

Subject to policies established by the Trust's Board of Trustees, the Advisor is responsible for BIF's portfolio decisions and placing orders for the purchase and sale of BIF's portfolio securities.  In executing such transactions, the Advisor will seek to obtain the best net results for BIF, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities and capabilities of the firm involved.  While the Advisor generally seeks reasonably competitive commission rates, the Advisor is authorized to pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker that effects the transaction.

The Advisor may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services which, in the opinion of the Board, are reasonable and necessary to the decision-making responsibilities of the Advisor for BIF.  The services provided by these brokerage firms may also be used in dealing with the portfolio transactions of the Advisor's other clients, and not all such services may be used by the Advisor in connection with BIF.  These services may include economic studies, industry studies, security analysis or reports and statistical services furnished either directly to BIF or to the Advisor.  No effort is made in any given circumstance to determine the value of these materials or services or the amount by which they might have reduced expenses of the Advisor.

BIF paid total brokerage commissions of $604,585, $270,910 and $379,228 during the fiscal years ended December 31, 2012, 2011 and 2010, respectively.  The higher brokerage commissions paid by BIF during the fiscal year ended December 31, 2012 was primarily attributable to an increase in  capital share activity  and market volatility during such year.

The Board has adopted procedures pursuant to Rule 17e-1 under the 1940 Act that permit portfolio transactions to be executed through an affiliated broker.  Berwyn Financial Services Corp. (“Berwyn Financial”) is an affiliated broker that BIF may utilize to execute portfolio transactions.  Berwyn Financial is affiliated with BIF because certain officers and a Trustee of the Trust and a Director and certain officers of the Advisor are officers, Directors and shareholders of Berwyn Financial.   During the fiscal years ended December 31, 2012, 2011 and 2010, BIF paid brokerage commissions of $141,959, $78,172 and $111,783, respectively, to Berwyn Financial.  During the fiscal year ended December 31, 2012, Berwyn Financial received 23.5% of BIF's aggregate brokerage commissions for effecting 22.9% of the aggregate dollar amount of transactions involving brokerage commissions.

BERWYN CORNERSTONE FUND

Investment Policies and Risk Factors

The following information supplements information contained in the Funds’ prospectus:

Berwyn Cornerstone Fund (“BCF”) is a no-load, non-diversified series of shares of the Trust that seeks long-term capital appreciation by investing in equity and fixed income securities that offer potential for capital appreciation.  Current income is a secondary consideration.

The Advisor determines the percentage of BCF's net assets to be invested in each type of security based upon the Advisor’s view of prevailing economic and market conditions. BCF primarily invests in U.S. common stocks the Advisor considers to be selling at undervalued prices.  These may include stocks selling substantially below their book values or at low valuations to present earnings.  They may also include stocks of companies believed to have above average growth prospects and to be selling at small premiums to book values or at modest valuations to their present earnings levels.  The investment approach of BCF may be deemed contrarian in that it may lead BCF to select securities that are not currently in favor with most other investors.

BCF may invest in iShares Funds and other Exchange Traded Funds (“ETFs”).  ETFs are shares of management investment companies that invest in portfolios designed to replicate various indices and trade on exchanges in the same manner as stocks.  BCF will not purchase shares of an iShares Fund if such purchase would cause the aggregate value of BCF’s investments in iShares Funds to exceed 25% of BCF’s net assets and will limit its investment in other ETFs as required by the 1940 Act.  When BCF invests in iShares Funds or other ETFs, BCF will pay a management fee on such investments, in addition to its operating expenses.  As of December 31, 2012 , BCF was not invested in ETFs.

The fixed income securities in which BCF may invest include corporate bonds.  Some of these fixed income securities may be convertible into common stocks.  BCF selects fixed income securities that, in the judgment of the Advisor, have a potential for capital appreciation due to a decline in prevailing interest rates.

There are no restrictions on the Advisor as to the investment rating a fixed income security must have in order to be purchased by BCF.  BCF may purchase fixed income securities in any rating category of S&P or Moody's.  (See Appendix A for S&P and Moody's descriptions of bond ratings.)  This means that BCF may invest up to 20% of the value of its net assets in high yield, high-risk corporate debt securities that are commonly referred to as “junk bonds.”  These are corporate debt securities that are rated lower than BBB by S&P or Baa by Moody's.  These securities have a low rating due to the fact that the issuers of the securities are not considered as creditworthy as the issuers of investment grade bonds.  There is the risk that the issuer of a lower-rated security may default in the payment of interest and repayment of principal.  On the whole, these lower-rated securities are considered speculative investments.  As of December 31, 2012 , BCF was not invested in fixed income securities.

BCF may invest a portion of its assets in the shares of money market mutual funds to the extent permitted by applicable law.  In addition, BCF may, for temporary defensive purposes, invest all or any portion of its assets in cash, cash equivalents, high quality money market instruments, money market funds and other short-term debt instruments.  Investments by BCF in money market funds will result in BCF paying management fees and other fund expenses on its investments in such funds, in addition to the operating expenses of BCF.   As of December 31, 2012, BCF  had 5.7% of its net assets invested in money market funds.

While BCF invests primarily in U.S. companies, it may also invest in foreign securities in the form of American Depositary Receipts (“ADRs”).  ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. Generally, ADRs in registered form are designed for trading in U.S. securities markets. The underlying securities are not always denominated in the same currency as the ADRs. Although investment in the form of ADRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

ADRs are available through facilities which may be either "sponsored" or "unsponsored." Only sponsored ADRs may be listed on the New York Stock or NYSE MKT LLC Exchanges. If sponsored, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications.  If unsponsored, the foreign issuer is not involved, and the ADR holders pay the fees of the depository.  Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than unsponsored arrangements. More and higher fees are generally charged in an unsponsored arrangement compared to a sponsored arrangement.  Unsponsored ADRs are generally considered more risky due to:  (a) the additional costs involved; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs associated with trading in the over-the-counter market.

ADRs are subject to the risks associated with foreign securities and foreign securities markets. Foreign markets are generally not as developed or efficient as those in the United States. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.  Similarly, volume and liquidity in most foreign securities markets is less than in the United States and, at times, volatility of price can be greater than in the United States.  In addition, there may be less publicly available information about non-U.S. issuers, and non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.  Because stock certificates and other evidences of ownership of such securities may be held outside the United States, BCF may be subject to additional risks.  Risks could include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the ability of BCF to collect principal and interest obligations or to liquidate holdings, whether from currency blockage or otherwise. The risks discussed above are generally higher in less developed countries.  As of December 31, 2012 , BCF had 4.7% of its net assets invested in ADRs

BCF may also invest in Real Estate Investment Trusts ("REITs").  REITs are companies that invest in real estate, mortgages and construction loans.  REITs normally do not pay federal income tax but distribute their income to their shareholders who become liable for the tax.  Some REITs own properties and earn income from leases and rents.  These types of REITs are termed Equity REITs.  Other REITs hold mortgages and earn income from interest payments.  These REITs are termed Mortgage REITs.  Finally, there are Hybrid REITs that own properties and hold mortgages.  BCF may invest in any of the three types of REITs and may purchase common stocks, preferred stocks or bonds issued by REITs.  BCF will invest in REITs that generate income and that have, in the judgment of the Advisor, the potential for capital appreciation.  There are risks in investing in REITs.  The property owned by a REIT could decrease in value and the mortgages and loans held by a REIT could become worthless.  The

Advisor, however, monitors the investment environment and BCF's investments in REITs as a means of controlling the exposure to these risks.  As of December 31, 2012 , BCF was not invested in REITs.

BCF may invest in repurchase agreements.  In a repurchase agreement, a seller of securities, usually a banking institution or securities dealer, sells securities to BCF and agrees with BCF at the time of sale to repurchase the securities from BCF at a mutually agreed upon time and price.  BCF intends to enter into repurchase agreements only with established banking institutions that deal in U.S. Treasury bills and notes.  To the extent it invests in repurchase agreements, BCF intends to invest primarily in overnight repurchase agreements.  In the event of the bankruptcy of the seller of a repurchase agreement or the failure of a seller to repurchase the underlying securities as agreed upon, BCF could experience losses.  Such losses could include a possible decline in the value of the underlying securities during the period while BCF seeks to enforce its rights thereto and a possible loss of all or part of the income from such securities.  BCF would also incur additional expenses enforcing its rights.  As of December 31, 2012 , BCF was not invested in repurchase agreements.

Investment Restrictions

The investment restrictions set forth below are fundamental policies of BCF.  Fundamental policies may not be changed without approval by vote of a majority of BCF's outstanding shares.  Under the 1940 Act, such approval requires the affirmative vote at a meeting of shareholders of the lesser of (a) more than 50% of BCF's outstanding shares, or (b) at least 67% of shares present or represented by proxy at the meeting, provided that the holders of more than 50% of BCF's outstanding shares are present in person or represented by proxy.

When investing its assets, BCF will not:

(1)           purchase more than 10% of the outstanding voting securities of a single issuer;

(2)           invest more than 25% of the value of its total assets in any one industry;

(3)           lend money, provided that for purposes of this restriction, the acquisition of publicly distributed corporate bonds, and investment in U.S. government obligations, short-term commercial paper, certificates of deposit and repurchase agreements shall not be deemed to be making of a loan;

(4)           buy or sell real estate, real estate mortgage loans, commodities, commodity futures contracts, puts, calls and straddles;

(5)           underwrite securities of other issuers, except as BCF may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities in accordance with its objectives and policies;

(6)           make short sales or purchase securities on margin;

(7)           borrow money, except that BCF may borrow up to 5% of the value of its total assets at the time of such borrowing from banks for temporary or emergency purposes (the proceeds of such loans will not be used for investment or to purchase securities, but will be used to pay expenses);

(8)           invest for the purposes of exercising control or management;

(9)           invest in restricted securities (securities that must be registered under the 1933 Act before they may be offered and sold to the public);

(10)         participate in a joint investment account; or

(11)         issue senior securities.

In addition, BCF has adopted the following investment restrictions that are not fundamental policies:

(1)           With respect to 50% of its assets, BCF will not at time of purchase invest more than 5% of its gross assets, at market value, in the securities of any one issuer (except the securities of the United States government);

(2)           With respect to the other 50% of its assets, BCF will not invest at the time of purchase more than 15% of the market value of its total assets in any single issuer;

(3)           BCF will not invest in real estate limited partnerships or in oil, gas or other mineral leases; and

(4)           BCF’s investments in warrants will not exceed 5% of its net assets.

Restrictions that are not fundamental may be changed by a vote of the majority of the Board of Trustees, but if any of these nonfundamental restrictions are changed, BCF will give shareholders at least 60 days' written notice.

Investment Advisory Arrangements

The Killen Group, Inc. is the investment advisor to BCF.  Robert E. Killen is Chairman, Chief Executive Officer, majority shareholder and a Director of the Advisor.  In addition, Robert E. Killen is President and Chairman of the Board of Trustees of the Trust.

The Advisor provides BCF with investment management services.  Under a Contract for Investment Advisory Services between the Trust, on behalf of BCF, and the Advisor (the “Contract”) dated February 5, 2002, the Advisor provides BCF with advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and the management of BCF's portfolio.  In addition, employees of the Advisor oversee and coordinate BCF’s other service providers, including the administrator, fund accountant, transfer agent and custodian.

The Contract must be approved annually by a majority of the Trustees, and separately by a majority of the Trustees who are not “interested persons” of the Trust, as defined by the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.  BCF may terminate the Contract on 60 days' written notice to the Advisor, without payment of any penalty, provided such termination is authorized by the Board of Trustees or by a vote of a majority of the outstanding shares of BCF.  The Advisor may terminate the Contract on 60 days' written notice to BCF without payment of any penalty.  The Contract will be automatically and immediately terminated in the event of its assignment by the Advisor.

As compensation for its investment management services to BCF under the Contract, the Advisor is entitled to receive monthly compensation at the annual rate of 0.85% of the average daily net assets of BCF.  The fee is computed daily by multiplying the net assets for a day by

0.85% and dividing the result by 365.  At the end of each month, the daily fees are added and the resulting sum is paid to the Advisor.

During the fiscal years ended December 31, 2012, 2011 and 2010, BCF paid the Advisor investment advisory fees of $27,245 (which was net of waivers of $80,939), $16,550 (which was net of waivers of $74,921) and $24,651 (which was net of waivers of $58,218), respectively.

Expense Limitation

The Advisor has entered into an Expense Limitation Agreement where the Advisor has contractually agreed until at least May 1, 2014 to waive investment advisory fees and/or reimburse Fund expenses so that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) do not exceed 1.25% of the Fund’s average daily net assets.  Upon the expiration of the Expense Limitation Agreement and pursuant to the terms of the Contract, the Advisor's fee payable by BCF will be reduced in any fiscal year by the amount necessary to limit BCF’s expenses (excluding taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses, but inclusive of the Advisor's fee payable by BCF) to 2.00% of the average daily net assets of BCF when BCF’s net assets are $100 million or less, or 1.50% of average daily net assets when BCF’s net assets exceed $100 million.  The Contract provides that the Advisor will not be responsible for reimbursing other expenses exceeding the advisory fee payable by BCF under the Contract.  If the Advisor chooses to reimburse other expenses exceeding the advisory fee payable by BCF, it may discontinue payment of such expenses at any time.  During the fiscal year ended December 31, 2012 , BCF's ratio of expenses to average net assets was 1.25%; absent advisory fee waivers by the Advisor, such ratio would have been 1.89% .  Both agreements may be terminated by either party upon 60 days advance written notice, provided, however, that (1) the Advisor may not terminate either agreement without the approval of the Board of Trustees, and (2) the agreements will terminate automatically if the Advisor ceases to serve as investment adviser to the Fund.

Portfolio Transactions and Brokerage Commissions

Subject to policies established by the Trust's Board of Trustees, the Advisor is responsible for BCF's portfolio decisions and placing orders for the purchase and sale of BCF's portfolio securities.  In executing such transactions, the Advisor seeks to obtain the best net results for BCF, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities and capabilities of the firm involved.  While the Advisor generally seeks reasonably competitive commission rates, the Advisor is authorized to pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker that effects the transaction.

The Advisor may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services which, in the opinion of the Board, are reasonable and necessary to the decision-making responsibilities of the Advisor for BCF.  The services provided by these brokerage firms may also be used in dealing with the portfolio transactions of the Advisor's other clients, and not all such services may be used by the Advisor in connection with BCF.  These services may include economic studies, industry studies, security analysis or reports and statistical services furnished either directly to BCF or to the Advisor.  No effort is made in any given circumstance to determine the value of these materials or services or the amount by which they might have reduced expenses of the Advisor.

The Board has adopted procedures pursuant to Rule 17e-1 under the 1940 Act that permit portfolio transactions to be executed through an affiliated broker.  Berwyn Financial Services Corp. (“Berwyn Financial”) is an affiliated broker that BCF may utilize to execute portfolio transactions.  Berwyn Financial is affiliated with BCF because certain officers and a Trustee of the Trust and a Director and certain officers of the Advisor are officers, Directors and shareholders of Berwyn Financial.   During the fiscal years ended December 31,  2012, 2011 and 2010, BCF paid brokerage commissions of $7,949, $7,668 and $9,679, respectively, to Berwyn Financial.  During the fiscal year ended December 31, 2012, Berwyn Financial received 100% of BCF’s aggregate brokerage commissions for effecting 100% of the aggregate dollar amount of transactions involving brokerage commissions.

INVESTMENT MANAGEMENT COMMITTEE

Each Fund’s portfolio is managed by an Investment Management Committee consisting of Lee S. Grout, Robert E. Killen, George Cipolloni III and Raymond J. Munsch.

Other Accounts Managed (as of December 31, 2012 )

The members of the Investment Management Committee are also responsible for the day-to-day  management of other accounts, as indicated by the following table.

Name of Investment Management Committee Member	Type of Accounts	Total Number of Accounts Managed	Total Assets of Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Lee S. Grout	Registered Investment Companies:	1	$110.6 million	0	$ 0
	Other Pooled Investment Vehicles:	2	$12.5 million	1	$10.1 million
	Other Accounts:	256	$177.5 million	0	$ 0
Robert E. Killen	Registered Investment Companies:	1	$110.6 million	0	$ 0
	Other Pooled Investment Vehicles:	2	$12.5 million	1	$10.1 million
	Other Accounts:	256	$177.5 million	0	$ 0
George Cipolloni III	Registered Investment Companies:	1	$110.6 million	0	$ 0
	Other Pooled Investment Vehicles:	2	$12.5 million	1	$10.1 million
	Other Accounts:	256	$177.5 million	0	$ 0
Raymond J. Munsch	Registered Investment Companies:	1	$110.6 million	0	$ 0
	Other Pooled Investment Vehicles:	2	$12.5 million	1	$10.1 million
	Other Accounts:	256	$177.5 million	0	$ 0

Potential Conflicts of Interest

The Advisor has other advisory clients which include individuals, trusts, pension and profit sharing plans and pooled investment vehicles, some of which have investment objectives similar to the Funds’ investment objectives.  Therefore, certain conflicts of interest exist as a result of the Investment Management Committee members managing the Funds and managing the other accounts noted above.  There will be times when an Investment Management Committee member may recommend purchases and/or sales of the same portfolio securities for one or more of the Funds and/or the Advisor’s other clients.  Simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold and there may also exist certain conflicts of interest with respect to allocation of the Investment Management Committee’s time and resources.

To address any existing or potential conflicts of interest, the Advisor has adopted certain policies and procedures.  Such policies require the Advisor to allocate purchases and sales among the Funds and its other clients in a manner which the Advisor deems equitable, taking into consideration such factors as size of accounts, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each account.  These policies are designed to ensure equitable treatment of all accounts and to protect the Funds from disparate treatment due to any conflicts of interest.  In addition, procedures are in place to monitor personal trading by the Investment Management Committee members to ensure that the interests of the Advisor’s clients come first.

Compensation

Compensation of Investment Management Committee members includes a fixed cash salary plus a cash profit sharing bonus.  Neither the salary nor the bonus of any Committee member is directly tied to the Funds’ performance or to the value of the assets of the Funds.  The amount of the profit sharing bonus received by each Committee member is determined pursuant to a formula established by the Advisor that takes into consideration the person’s salary, years of employment and management’s evaluation of the Committee member’s performance.  The amount of the profit sharing contribution is also based upon the profitability of the Advisor which is, in part, dependent upon the value of the total assets under management, including Fund assets.  The Advisor also offers a 401(k) plan whereby the Committee members, as well as all employees of the Advisor, may elect to contribute up to the legal limit and the Advisor will match any contribution up to a fixed percentage.

Ownership of Fund Shares

The following table indicates the dollar range of securities of each Fund beneficially owned by the Investment Management Committee members as of December 31, 2012 .

Name of Investment Committee Member	Fund Shares Beneficially Owned	Dollar Value of Fund Shares Beneficially Owned
Lee S. Grout	Berwyn Fund Berwyn Income Fund Berwyn Cornerstone Fund	$500,001 — $1,000,000 $100,001— $500,000 $100,001— $500,000
Robert E. Killen	Berwyn Fund Berwyn Income Fund Berwyn Cornerstone Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000
George Cipolloni III	Berwyn Fund Berwyn Income Fund Berwyn Cornerstone Fund	$100,001— $500,000 $50,001— $100,000 $50,001 — $100,000
Raymond J. Munsch	Berwyn Fund Berwyn Income Fund Berwyn Cornerstone Fund	$500,001— $1,000,000 $100,001— $500,000 $100,001— $500,000

TRUSTEES AND OFFICERS

The Board of Trustees oversees the management of the business of the Trust and the Funds.  The Trust has three series — Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund.  Under the Declaration of Trust, each Trustee serves during the lifetime of the Trust until he or she resigns, dies or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.  The Board of Trustees sets broad policies for the Trust and has responsibility for supervision of its operations.  The daily operations of the Trust are administered by employees of the Advisor under the Board’s supervision.

The Board has an Audit Committee, but does not have a standing nomination or compensation committee.  The members of the Audit Committee are Denis P. Conlon, John R. Bartholdson and Deborah D. Dorsi, the Independent Trustees on the Board.  The Audit Committee is responsible for, among other things, overseeing the Trust’s accounting and financial reporting policies and the annual audit of the financial statements of the Funds, and selecting the Trust’s independent registered public accounting firm.  The Audit Committee held one meeting during 2012.

The Trustees and executive officers of the Trust, their ages, their principal occupations for the past five years and the aggregate dollar range of shares owned in the Funds are listed below:

Name, Year of Birth, Position and Address	Principal Occupation for the Past Five Years and Directorships of Public Companies	Aggregate Dollar Range of Shares Owned in Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund as of 12/31/121		Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustees
Robert E. Killen2 Year of Birth: 1941 President and Trustee 1199 Lancaster Ave. Berwyn, PA 19312	President and Chairman of the Board of the Trust and its predecessors since inception (February 1983). Director, officer and shareholder of Berwyn Financial Services Corp. (a registered broker-dealer) since October 1991. Chairman, Chief Executive Officer and majority shareholder of the Advisor since September 1982. General Partner of Focus Limited Partners (a private investment partnership). General Partner of Berwyn Enterprises and Berwyn Enterprises, II (real estate partnerships).	Over $100,000 Over $100,000 Over $100,000	BF BIF BCF	3
Independent Trustees
John R. Bartholdson Year of Birth: 1944 Trustee 1199 Lancaster Ave. Berwyn, PA 19312	Trustee of the Trust since February 2013. Retired aerospace industry executive. Serves as Trustee for CBRE Clarion Global Real Estate Income Fund (a closed-end fund).	None None None	BF BIF BCF	3
Denis P. Conlon Year of Birth: 1947 Trustee 1199 Lancaster Ave. Berwyn, PA 19312	Trustee of the Trust and its predecessors since June 1992. President and Chief Executive Officer of CRC Industries (a worldwide manufacturer) from September 1996 through December 2012 . President and Chief Executive Officer of Berwind Industrial Products Group (diversified manufacturing and financial company) since January 2013 .	Over $100,000 Over $100,000 $50,001 — $100,000	BF BIF BCF	3
Deborah D. Dorsi Year of Birth: 1955 Trustee 1199 Lancaster Ave. Berwyn, PA 19312	Trustee of the Trust and its predecessors since April 1998. Retired computer industry executive.	Over $100,000 Over $100,000 $50,001— $100,000	BF BIF BCF	3

Executive Officers
Kevin M. Ryan 2 Year of Birth: 1947 Vice President/Chief Compliance Officer 1189 Lancaster Ave. Berwyn, PA 19312
Vice President of the Trust since January 2005 and Chief Compliance Officer of the Trust since October 2004.
Served as a Director and/or officer of the Trust and its predecessors since 1983.  President, Treasurer, Director and shareholder of Berwyn Financial Services Corp. ( a registered broker-dealer ) since October 1991.  Legal counsel to the Advisor.

Robert G. Dorsey Year of Birth: 1957 Vice President 225 Pictoria Drive Suite 450 Cincinnati, OH 45246
Vice President of the Trust since April 2005.Managing Director of Ultimus Fund Solutions, LLC (registered transfer agent) and Ultimus Fund Distributors, LLC (registered broker-dealer) since August 1999.

Mark J. Seger Year of Birth: 1962 Treasurer 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Treasurer of the Trust since April 2005.Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC since August 1999.
Wade R. Bridge Year of Birth: 1968 Secretary 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Secretary of the Trust since May 2011.Director of Administration of Ultimus Fund Solutions, LLC and Vice President of Ultimus Fund Distributors, LLC since May 2002.

1
The value of shares listed for Mr. Killen includes shares owned by his immediate family , companies in which he is the majority shareholder and Partnerships of which he is General Partner.  The value of shares listed for Ms. Dorsi includes shares owned by her husband.

2
Robert E. Killen and Kevin M. Ryan are “interested persons” of the Trust, as defined in the 1940 Act.  Robert E. Killen is an officer and Director and majority shareholder of the Advisor.  He is also a Director and officer of Berwyn Financial Services Corp., an affiliated broker-dealer, and owns one-third of its outstanding shares.  Kevin M. Ryan is legal counsel to the Advisor and an officer, Director and owner of one-third of the outstanding shares of Berwyn Financial Services Corp.

Messrs. Conlon and Bartholdson and Ms. Dorsi are the Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”).  Effective January 1, 2013, each Independent Trustee is paid a fee of $3,000 for each Board or Committee meeting attended in person and $1,000 for each Board or Committee meeting attended by telephone.  Each Independent Trustee is also paid a quarterly  retainer of $3,500.  Prior to January 1, 2013, each Trustee was paid a fee of $1,500 for each Board or Committee meeting attended and a quarterly retainer of $2,000.  If Board and Committee meetings are held on the same day, the Independent Trustees receive only one fee for all meetings attended on that day. The Trust has not adopted a pension or retirement plan or any other plan that would afford benefits to the Trust.  Ms. Dorsi and Mr. Conlon each received fees of $15,500 during the fiscal year ended December 31, 2012.  Mr. Bartholdson joined the Board of Trustees in February 2013 so he did not receive any compensation from the Trust for the year ended December 31, 2012.

Officers of the Trust, except for the Chief Compliance Officer, are not paid any compensation by the Trust for their work as officers.  No fees are paid by the Trust to the Trustees who are not Independent Trustees for the performance of their duties.

Trustee Qualifications

Each Trustee, excluding Mr. Bartholdson, has been serving in such capacity for at least 15 years.  Mr. Bartholdson was appointed to the Board of Trustees in February of 2013.  Mr. Bartholdson has served as a trustee of the CBRE Clarion Global Real Estate Income Fund, a closed-end fund, for the past 9 years.  He has also served as a trustee for the Old Mutual Advisor Funds, Old Mutual Funds II and Old Mutual Insurance Series Fund from 2004 to 2012 and as a trustee for Old Mutual Funds III from 2008 to 2009.  Each Trustee has participated or is expected to participate in regular and, on occasion, special board of trustee meetings.  Messrs. Killen, Conlon and Ms. Dorsi  have consistently attended Board meetings, demonstrating a commitment to the Funds and their shareholders.  Through the years of service as a trustee on this Board or in the case of Mr. Bartholdson’s service on other fund boards, each Trustee has developed a thorough understanding of their role and responsibilities as a trustee to a registered investment company.   For example, the Trustees annually review the Funds’ financial statements, contracts with service providers, review compliance reports, meet regularly with the Chief Compliance Officer of the Trust and select the Trust’s independent registered public accounting firm.  The Trustees also monitor certain quarterly activities of the Funds, which includes their brokerage activities, pricing and valuation activities, anti-money laundering activities and code of ethics reports (i.e. personal trading).  The Trustees, with the assistance of Trust counsel, also stay current on legal and regulatory changes impacting the Funds.

In addition to the qualifications listed above, the Trustees have consistently demonstrated strong character, integrity, ability, sound judgment and superior communication and reasoning skills over their years of service.  Furthermore, each Trustee came to the Board with strong and diverse business backgrounds.

Board Leadership

The Board of Trustees is led by Robert E. Killen.  Mr. Killen is an “interested person” of the Trust.  He is considered an “interested person” because he is an officer and director and majority shareholder of the Advisor.  Mr. Killen, with the assistance of the Trust’s other officers, oversees the daily operations of the Funds.  This process includes monitoring the activities of all the service providers serving the Funds.  It also includes the coordination of Board meetings, development of Board meeting agendas and ensuring that all of the Funds’ regulatory filings are being handled in compliance with the relevant rules and regulations.

The Trust has not appointed a lead “independent trustee”.  It was determined by the Board that due to its size ( four Trustees), the size of the fund complex (three funds) and the relatively straight forward investment strategies adopted by the Funds, it is not necessary to appoint a lead “independent trustee.”  The Independent Trustees have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Funds.

Board Oversight of Risk Management

The Board of Trustees conducts quarterly Board meetings where they review and discuss various aspects of the Funds’ operations.  These include: a review and update from the Advisor on each Fund’s performance; a review of portfolio trading activities; a review of brokerage commissions paid (affiliated and non-affiliated); a review of pricing and valuation issues; a review of anti-money laundering activities; a review of capital share activity; a review of personal trading (code of ethics review); and an overall review of general compliance with the Chief Compliance Officer (“CCO”) for the Trust.  In addition, the Independent Trustees meet in Executive Session with Trust counsel prior to each Board meeting.  During these sessions, the Independent Trustees discuss any issues or concerns they have with Fund operations, receive an update on legal and regulatory issues, and have the opportunity to meet with the CCO.

The Board of Trustees also relies on the compliance reviews performed by the Trust’s CCO.  Annually, the Trust’s CCO provides a written compliance report to the Board of Trustees.  This report updates the Trustees on any compliance related issues.  It also includes recommendations from the CCO on possible enhancements to the Trust and/or service providers’ compliance procedures.  The CCO, as part of the annual compliance report, certifies to the overall effectiveness of the operation of the Trust’s compliance program.

Identifying and Evaluating Trustee Nominees

The Board of Trustees does not have a standing nominating committee.  The Independent Trustees are responsible for overseeing the process of identifying and evaluating potential nominees.  As part of this process, the Independent Trustees will consider a wide variety of factors in considering trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial and other relevant experience, (v) an assessment of the candidate’s character, integrity, ability and judgment, (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes, (vii) whether or not the candidate has any relationships that might impair his or her independence and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Committee members.  The Board has not developed a formal policy with regards to diversity of Board membership.  As noted above, the Independent Trustees consider a number of factors in selecting a nominee, none of which focus on a person’s gender or race.  The purpose behind the process is to find the best possible nominee.  In identifying potential nominees for the Board, the Independent Trustees may consider candidates recommended by one or more of the following sources: (i) the current Trustees, (ii) the Trust’s officers, (iii) the Advisor, and (iv) any other source the Independent Trustees deem to be appropriate.  However, the Trust has not adopted procedures by which shareholders may recommend nominees to the Board of Trustees.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and may result in the Funds recognizing greater amounts of capital gains, which would increase the amount of capital gains which a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes.  See “Distributions and Taxes.”  The Advisor anticipates that each Fund’s portfolio turnover rate normally will not exceed 100%.  A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one-year period.

Generally, each Fund intends to invest for long-term purposes.  However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Advisor believes that portfolio changes are appropriate.   For the fiscal years ended December 31, 2012, 2011 and 2010, BF’s portfolio turnover rate was 30%, 30% and 44%, respectively; BIF’s portfolio turnover rate was 51%, 71% and 49%, respectively; and BCF’s portfolio turnover rate was 22%, 22% and 39%, respectively.

CODE OF ETHICS

The Trust, the Advisor and Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter, have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Funds.  The Codes of Ethics adopted by the Trust, the Advisor and the Distributor are on public file with, and are available from, the SEC.  Copies of the Code may be obtained, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C.  20549-1520 or sending a request to the following e-mail address:  publicinfo@sec.gov.

PROXY VOTING POLICIES

The Trust and the Advisor have adopted policies and procedures that describe how the Funds intend to vote proxies relating to portfolio securities.  The Proxy Voting Policy & Procedures of the Trust and the Advisor are attached to this SAI as Appendix B.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 800-992-6757, on the Funds’ website at www.theberwynfunds.com, or on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board of Trustees of the Trust has adopted the following policies to govern the circumstances under which disclosure regarding portfolio securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

•
Public disclosure regarding the portfolio securities held by each Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders and in quarterly holdings reports on Form N-Q (“Official Reports”).  Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Funds.

•	Information regarding portfolio securities, and other information regarding the investment activities of a Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of a Fund, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust.

•
These policies relating to disclosure of a Fund’s holdings of portfolio securities does not  prohibit: (i) disclosure of  information  to the Advisor or  to other service providers, including but not limited to the Trust’s administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through whom a Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of, or transactions in, portfolio securities by a Fund that is made on the same basis to all shareholders of the Fund.

•
The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to portfolio securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person.  The Chief Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds.  The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

•
Neither the Advisor nor the Trust (or any affiliated person, employee, officer, trustee or director of the Advisor or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Funds.

OWNERSHIP OF THE TRUST

Berwyn Fund

As of April 2, 2013, there were 10,684,034 shares of BF outstanding.  As of that date, the following shareholders owned of record more than 5% of the outstanding shares of BF: National Financial Services LLC (“National Financial”), One World Financial Center, New York, New York 10281, was the record owner of 25.48%; LPL Financial Services, 9785 Towne Centre Drive, San Diego, California 92121, was the record owner of 9.68; Ameritrade Inc, 1005 North Ameritrade Place, Bellevue, Nebraska 68005, was the record owner of 9.07% and Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, was the record owner of 8.82%.   Although National Financial is the record owner of more than 25% of the outstanding shares, it cannot be considered to control BF since National Financial holds the shares in nominee name for its customers and does not have the power to vote or sell the shares.  The records of BF do not indicate that any other person owns of record or beneficially more than 5% of BF’s outstanding shares.

As of April 2, 2013, Trustees and officers of the Trust, as a group, owned 4.65% of BF’s outstanding shares (excluding shares held by The Killen Group, Inc. Profit Sharing Plan and The Killen Group, Inc. 401(k) Plan), which constituted 0.58% of the outstanding shares of BF.

Berwyn Income Fund

As of April 2, 2013, there were 111,753,444 shares of BIF outstanding.  As of that date, the following shareholders owned of record more than 5% of the outstanding shares of BIF: Charles Schwab & Co., Inc. (“Charles Schwab”) was the record owner of 25.21%; National Financial Services LLC, One World Financial Center, New York, New York, was the record owner of 20.58%; Ameritrade Inc., 1005 North Ameritrade Place, Bellevue, Nebraska 68005, was the record owner of 10.00%; and LPL Financial Services, 9785 Towne Centre Drive, San Diego, California 92121, was the record owner of 5.03%.  Although Charles Schwab is record owner of more than 25% of the outstanding shares, it cannot be considered to control BIF since Charles Schwab holds the shares in nominee name for its customers and it does not have the power to vote or sell the shares. The records of BIF do not indicate that any other person owns of record or beneficially more than 5% of BIF’s outstanding shares.

As of April 2, 2013, Trustees and officers of the Trust, as a group, owned beneficially and of record less than 1% of BIF’s outstanding shares.

Berwyn Cornerstone Fund

As of April 2, 2013, there were 1,004,609 shares of BCF outstanding.  As of that date, the following shareholders owned of record more than 5% of the outstanding shares BCF: National Financial Services LLC (“National Financial”) was the record owner of 63.95% of BCF’s outstanding shares.  Although National Financial is the record owner of more than 25% of BCF’s outstanding shares, it cannot be considered to control BCF since National Financial holds the shares in nominee name for its customers and does not have the power to vote or sell the shares.  The records of BCF do not indicate that any other person owns of record or beneficially more than 5% of BCF’s outstanding shares, except for Mr. Robert E. Killen, President, Chairman and Trustee of the Trust, who owned beneficially 13.05% of BCF’s outstanding shares.

As of April 2, 2013, Trustees and officers of the Trust, as a group, owned beneficially and of record 25.98% of BCF’s outstanding shares (excluding shares held by The Killen Group, Inc. Profit Sharing Plan and The Killen Group, Inc. 401(k) Plan), which constituted 9.09% of the outstanding shares of BCF.  Mr. Robert E. Killen, President, Chairman and Trustee of the Trust, owned beneficially 13.05% of the outstanding shares of BCF.  Mr. Killen’s share ownership in BCF is included in the ownership total for all Trustees and officers of the Trust (i.e., 25.98%).

SHARE PURCHASES

The Trust offers shares of the Funds to the public on a continuous basis.  The Trust does not impose a sales charge (load) on the purchase of shares of the Funds.  The offering price of shares of a Fund is the net asset value per share next determined after receipt by the transfer agent or a financial intermediary authorized by the Trust to receive orders for the purchase of shares.

The net asset value per share of each Fund is determined by dividing the total value of the investments of the Fund plus other assets, less any liabilities, by the total number of outstanding shares of that Fund.  Net asset value per share is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”), ordinarily 4:00 p.m., Eastern time, on each day that the Exchange is open.  The net asset value per share can be expected to fluctuate daily.

The minimum initial investment is $3,000 per investor.  This investment may be divided by a single investor among different investment accounts in one Fund that total $3,000 in the aggregate or among accounts in the three Funds of the Trust.  Subsequent investments must be at least $250 per account.  The minimum initial investment for Individual Retirement Accounts (IRAs) is $1,000.  The minimum is $250 for a spousal IRA.  Subsequent investments in IRAs must be at least $250.  There are no minimum requirements for pension and profit sharing plans or custodial accounts for minors.

The Trust reserves the right to reduce or waive the minimum purchase requirements in certain cases where subsequent and continuing purchases are contemplated.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the principal underwriter and distributor for the shares of the Funds.  The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member firm of the Financial Industry Regulatory Authority.  The offering of the Funds’ shares is continuous.  The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of the Funds’ shares, will use its best efforts to distribute the Funds’ shares.  The Distributor is an affiliate of Ultimus Fund Solutions, LLC, the Funds’ administrator and transfer agent.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares and (b) a majority of the Trustees who are not interested persons of the Trust or of the Distributor, by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of a Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.

REDEMPTION OF SHARES

The Trust will redeem an investor’s shares of a Fund upon receipt of a written request in proper form.  The redemption price is the net asset value per share of a Fund next determined after receipt of proper instructions, less any applicable redemption fee.  In certain circumstances described in the prospectus, the shareholder could receive, upon redemption of shares of a Fund, portfolio securities held by a Fund rather than cash.  The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of a Fund from which a redemption is being made during any 90-day period for any one shareholder.  Should redemptions by any shareholder exceed such limitation, the Trust may redeem the excess in kind.  If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash.  The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities, and such valuation will be made as of the same time the redemption price is determined.  Shareholders completely liquidating their accounts will receive upon redemption all dividends reinvested through the date of redemption.

CALCULATION OF PERFORMANCE DATA

Berwyn Fund

The average annual total returns of the Berwyn Fund for the one year, five year and ten year periods ended December 31, 2012 , as well as the average annual total returns for the same periods after taxes on distributions and after taxes on distributions and sale of shares of BF, are listed below:

	1 Year	5 Years	10 Years
Return Before Taxes	18.67%	7.37%	11.73%
Return After Taxes on Distributions	17.42%	7.08%	10.88%
Return After Taxes on Distributions and Sale of Fund Shares	13.41%	6.34%	10.28%

The total return for a period is calculated by determining the redeemable value on the last day of the period of a $1,000 initial investment made at the beginning of the period, with dividend and capital gains reinvested on the reinvestment date and dividing the value by $1,000.  The average annual total return for the period is calculated by taking the total return for the period and determining the annual average by using an exponential function based upon the number of years and any fraction thereof in the period.

The above method is used to calculate the average annual total returns before taxes.  To determine the average annual total returns after taxes on distributions, the taxes due on distributions during the period are calculated using the highest individual marginal federal income taxes on the reinvestment date.  The amount of taxes due are deducted from the distributions and the remainder is reinvested.  The tax rates used correspond to the tax character of each component of the distributions.  Ordinary income rates are used for ordinary income distributions, short-term capital gain rates for short-term capital gain distributions and long-term capital gain rates for long-term capital gains.  To determine the average annual total returns after taxes on distributions and sale of Fund shares, BF would calculate the average annual total returns, taking into account the taxes due on distributions and taxes due on the sale of the shares at the end of the 1, 5 and 10 year periods.  The amounts remaining after the deductions for taxes would be used to determine the returns after taxes on distributions and sale of Fund shares.

In addition to average annual total returns listed above, BF may also quote total returns (a “nonstandardized quotation”) which are calculated differently from average annual total returns.  A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  A nonstandardized quotation of total return will always be accompanied by BF’s average annual total returns as described above.  Listed below are BF’s total returns for each of the past 10 calendar years:

2003	50.01%
2004	22.83%
2005	12.18%
2006	6.71%
2007	-3.68%
2008	-27.09%
2009	27.71%
2010	24.82%
2011	3.45%
2012	18.67%

All average annual total returns and the total returns for calendar years are based on historical performance and are not intended as an indication of future performance.

Berwyn Income Fund

The average annual total returns of the Berwyn Income Fund for the one year, five year and ten year periods ended December 31, 2012 , as well as the average annual total returns for the same periods after taxes on distributions and after taxes on distributions and sale of shares of BIF, are listed below:

	1 Year	5 Years	10 Years
Return Before Taxes	7.96%	7.45%	7.84%
Return After Taxes on Distributions	6.71%	5.92%	6.20%
Return After Taxes on Distributions and Sale of Fund Shares	5.95%	5.69%	5.96%

BIF calculates its average annual total returns before and after taxes using the same methods described above with respect to BF.  In addition to average annual total returns listed above, BIF may also quote total returns (a “nonstandardized quotation”) which are calculated differently from average annual total returns.  A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  A nonstandardized quotation of total return will always be accompanied by BIF’s average annual total returns as described above.  Listed below are BIF’s total returns for each of the past 10 calendar years:

2003	16.23%
2004	7.98%
2005	1.96%
2006	8.65%
2007	6.83%
2008	-10.19%
2009	30.22%
2010	10.06%
2011	3.09%
2012	7.96%

All average annual total returns and the total returns for calendar years are based on historical performance and are not intended as an indication of future performance.

From time to time, BIF may advertise its yield.  A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2 [(a-b/cd + 1)6 – 1]

Where:
a	=	dividends and interest earned during the period
b	=	expenses accrued for the period (net of reimbursements)
c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends
d	=	the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that BIF owns the security.  Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).  With respect to the treatment of discounts and premiums on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.   BIF’s yield for the 30-day period ended December 31, 2012 was 2.35%.

Berwyn Cornerstone Fund

The average annual total returns of the Berwyn Cornerstone Fund for the one year, five year and ten year periods ended December 31, 2012 , as well as the average annual total returns over the same periods after taxes on distributions and after taxes on distributions and sale of shares of BCF, are listed below:

	1 Year	5 Years	10 Years
Return Before Taxes	13.02%	2.13%	6.04%
Return After Taxes on Distributions	12.25%	1.88%	5.66%
Return After Taxes on Distributions and Sale of Fund Shares	9.47%	1.80%	5.27%

BCF calculates its average annual total returns before and after taxes using the same methods described above with respect to BF.  In addition to average annual total returns listed above, BCF may also quote total returns (a “nonstandardized quotation”) which are calculated differently from average annual total returns.  A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  A nonstandardized quotation of total return will always be accompanied by BCF’s average annual total returns as described above.   Listed below are BCF’s total returns for each each of the past 10 calendar years:

2003	17.09%
2004	10.62%
2005	5.40%
2006	18.28%
2007	0.19%
2008	-28.61%
2009	30.21%
2010	8.57%
2011	-2.59%
2012	13.02%

All average annual total returns and the total returns for calendar years are based on historical performance and are not intended as an indication of future performance.

Other Performance Information

From time to time the performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available.  The performance of a Fund may also be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services.  Further, the management of the Trust may compare the performance of BCF to the performance of stock market indices such as the Dow Jones Industrial Average, the S&P 500 Index, the S&P MidCap 400 Index and the Russell 2000 Index.  The performance of BIF may be compared to the performance of the Citigroup Broad Investment Grade Index, the Merrill Lynch High Yield Master II Index and the Lipper Income Fund Index.

GENERAL INFORMATION

The Trust is an open-end management investment company registered with the SEC pursuant to the 1940 Act and organized as a statutory trust under the laws of the State of Delaware on February 4, 1999.  The Trust has three series: Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund.

Berwyn Fund is the successor to The Berwyn Fund, Inc., a corporation organized under the laws of the Commonwealth of Pennsylvania in February, 1983, which was a no-load, nondiversified, open-end management investment company.  In a reorganization approved by vote of the shareholders of The Berwyn Fund, Inc. and accomplished on April 30, 1999, all the assets and liabilities of The Berwyn Fund, Inc. were transferred to BF and the shareholders of The Berwyn Fund, Inc. became the shareholders of BF.  Thereafter BF has carried on the business of The Berwyn Fund, Inc.

Berwyn Income Fund is the successor to Berwyn Income Fund, Inc., a corporation organized under the laws of the Commonwealth of Pennsylvania on December 26, 1986, which was a no-load, diversified, open-end management investment company.  In a reorganization approved by vote of the shareholders of Berwyn Income Fund, Inc. and accomplished on April 30, 1999, all the assets and liabilities of Berwyn Income Fund, Inc. were transferred to BIF and the shareholders of Berwyn Income Fund, Inc. became shareholders of BIF.  Thereafter BIF has carried on the business of Berwyn Income Fund, Inc.

Berwyn Cornerstone Fund was established by the Trust’s Board of Trustees on February 5, 2002 and the public offering of shares commenced on May 1, 2002.

Each Fund has authorized an unlimited number of shares of beneficial interest, without par value.  Each share has equal voting, dividend, distribution and liquidation rights.  There are no

conversion or preemptive rights applicable to shares of any Fund.  All shares issued are fully paid and non-assessable.   Shares of the Funds do not have cumulative voting rights.

Transfer Agent and Administrator

The Funds’ transfer agent, Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, processes purchases and redemptions of each Fund's shares and acts as dividend and distribution disbursing agent.  Ultimus also provides administrative services to the Funds, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties.  For the performance of these services, the Trust pays Ultimus a fee at the annual rate of 0.125% of the first $1 billion of the average value of the aggregate daily net assets of the Funds, 0.10% on the next $500 million of such assets, and 0.085% of such assets in excess of $1.5 billion; provided, however, that the minimum monthly fee is $15,000 per month .  In addition, each Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

During the last three fiscal years the Funds paid Ultimus the following fees for transfer agent and administration services:

	BF	BIF	BCF
Fiscal Year Ended December 31, 2012	$322,356	$1,607,833	$43,683
Fiscal Year Ended December 31, 2011	$260,344	$1,468,295	$41,835
Fiscal Year Ended December 31, 2010	$213,824	$1,197,664	$40,365

Custodian

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Funds’ investments.  As custodian, U.S. Bank, N.A. acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

Independent Registered Public Accounting Firm

BBD, LLP, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2013 .  BBD, LLP performs an annual audit of the Funds’ financial statements and provides tax services as requested.

Legal Counsel

Gary M. Gardner, PLLC, 98 Norristown Road, Blue Bell, Pennsylvania 19422, is legal counsel to the Trust.

The Trust is not involved in any litigation or other legal proceedings.

DISTRIBUTIONS AND TAXES

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders.  This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to shareholders of the Funds.  The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations promulgated thereunder and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein.  The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax.  Persons or entities who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below and such positions could be sustained.  In addition, the following discussion addresses only some of the federal income tax considerations generally affecting investments in the Funds.

Each shareholder is urged and advised to consult his or her own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Funds including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and possible effects of changes in federal or other tax laws.

GENERAL. For federal tax purposes, each Fund is treated as a separate corporation.  Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company (“RIC”) under the Code.  By qualifying as a RIC, a Fund (but not its shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules, some of which may result in income or gain recognition by it without the concurrent receipt of cash.  Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below.  Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents, through borrowing the amounts required.

QUALIFICATION AS  REGULATED INVESTMENT COMPANY.  Qualification as a RIC under the Code requires, among other things, that: (a) each Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Qualifying Income Requirement”), and net income from certain qualified publicly traded partnerships; (b) each Fund diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its total assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships”; and (c) each Fund distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividends paid); and (ii) 90% of its tax-exempt interest, if any, net of expenses allocable thereto.

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities.  To date, no such regulations have been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements, at least 90% of its investment company taxable income and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions (“net tax-exempt interest”).  Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gains over its net short-term capital losses).  If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.  If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gains, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

If, for any taxable year, the Fund does not qualify as a RIC after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of the Fund’s taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits.   Such distributions may be eligible for (i) the dividends-received deduction in the case of corporate shareholders or (ii) treatment as “qualified dividend income” in the case of noncorporate shareholders.

EXCISE TAX.  If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts.  A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such month and paid by it during January of the following year.  Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.  Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax.  In certain circumstances, a Fund may be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when the Advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.  No assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS.  Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  A Fund’s capital losses may be carried forward indefinitely.

A Fund may not carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable.

WASH SALES.  A Fund may in certain circumstances be impacted by special rules relating to “wash sales.”  In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

DISTRIBUTIONS.  Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return.  Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.  Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gains over short-term capital losses) will be taxable to shareholders as long-term capital gains regardless of the length of time they have held their shares of such Fund.  Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”).  For an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period.  Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by each Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders.  A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted.  Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness.  Additionally, a corporate shareholder would not benefit to the extent it or a Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Funds’ shareholders’ Consolidated Form 1099s when “covered” securities are sold.  Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

In response to this federal law, the Funds chose “average cost”, which is the mutual fund industry standard, as the Funds default tax lot identification for all shareholders.  Average cost will be the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method.  You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares.  Please keep in mind the Funds are not responsible for providing you with cost basis information on shares acquired prior to January 1, 2012.

In addition , for taxable years beginning after December 31, 2012 , certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

PURCHASES OF FUND SHARES.  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered.  Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of a Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed may effectively be a return of capital.

REDEMPTIONS OR EXCHANGES.  Upon the disposition of shares of a Fund (whether by redemption or exchange), a shareholder may realize a capital gain or loss.  Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares.  The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less.  Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (through reinvestment of dividends or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.  Any loss disallowed under the wash sale rules will be allocated to the shareholder’s basis in the newly purchased shares.  Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares.

BACKUP WITHHOLDING.  Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income.  If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

STATE AND LOCAL TAXES.  State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.  Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the Funds.

TAX SHELTER REPORTING REGULATIONS.  If a shareholder realizes a loss on the disposition of Fund shares of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the year ended December 31, 2012 and the report thereon of BBD, LLP, the Trust’s independent registered public accounting firm, included in the 2012 Annual Report of the Funds, are incorporated herein by reference.  An investor may obtain a copy of the Annual Report without charge by writing to the Trust at the address on the cover of this SAI or calling 800-992-6757.  The Annual Report is also available for download at the Funds’ website (www.theberwynfunds.com).

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”) and Standard &Poor’s® (“S&P”) are private services that provide ratings of the credit quality of debt obligations.  A description of the ratings assigned by Moody’s and S&P® are provided below.  These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate.  It should be emphasized, however, that ratings are general and are not absolute standards of quality.  The Advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking.  However, subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  In that event, the Advisor will consider whether it is in the best interest of the Fund to continue to hold the securities.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Long-Term Credit Ratings

Moody’s

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

“D” - An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“N.R.” - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Notes to Credit Ratings

Moody’s
Watchlist: Moody’s uses the Watchlist to indicate that a rating is under review for possible change in the short-term.  A rating can be placed on review for possible upgrade (“UPG”), on review for possible downgrade (“DNG”), or more rarely with direction uncertain (“UNC”).  A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

Rating Outlooks: A Moody’s rating outlook is an opinion regarding the likely direction of a rating over the medium term.  Where assigned, rating outlooks fall into the following four categories: Positive (“POS”), Negative (“NEG”), Stable (“STA”) and Developing (“DEV” -- contingent upon an event).  In the few instances where an issuer has multiple outlooks of differing directions, an “(m)” modifier (indicating multiple, differing outlooks) will be displayed, and Moody’s written research will describe any differences and provide the rationale for these differences.  A “RUR” (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation.  When an outlook has not been assigned to an eligible entity, “NOO” (No Outlook) may be displayed.

S&P

Creditwatch: CreditWatch highlights the potential direction of a short- or long-term rating.  It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P’s analytical staff.  These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating.  A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch.  The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years).  In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions.  An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	“Positive” means that a rating may be raised.

•	“Negative” means that a rating may be lowered.

•	“Stable” means that a rating is not likely to change.

•	“Developing” means a rating may be raised or lowered.

APPENDIX B

THE BERWYN FUNDS

PROXY VOTING POLICY

Background

The board of directors of The Berwyn Funds has authorized The Killen Group, Inc., the investment advisor to the Funds, to vote the proxies of all securities held by the Funds.  The following guidelines are intended to assist the advisor when considering certain issues.

Action

It is the responsibility of The Killen Group’s Investment Committee to review all proxy materials received and decide how to vote.  The Investment Committee has delegated this responsibility to the Research Department, which may, if in doubt how to vote, seek the full Investment Committee’s guidance on specific issues.

Policy Overview

The primary goal of The Killen Group is to maximize the economic value of the investments that we make for our individual clients and for our mutual fund shareholders.  We believe that this goal is primarily achieved through the purchase and sale of investment securities.  Another means by which we fulfill our obligation to our clients is by diligently exercising our responsibility to vote proxies.  The latter responsibility can be an effective method of ensuring proper corporate governance on the part of a company’s directors and management.

The keystone to The Killen Group’s investment style is its reliance on in-depth research prior to purchasing an investment.  Part of this process involves a review of the candidate company’s management team and its past record of corporate governance.  As a consequence, for those companies that are eventually approved for purchase, we are more likely than not to support recommendations of the board of directors when voting proxies.  In the final analysis, however, we will vote proxies in a prudent and diligent fashion after careful evaluation of the issues and in a manner that we believe will result in maximizing the long-term value of the investment to our clients.

We have developed the following guidelines to assist in deciding how to vote on certain issues.  We may, however, vary from these guidelines if there is, in our opinion, a compelling reason to do so.  In the latter case, the rationale for deviating from the guidelines will be documented and a record of the action maintained.

Boards of Directors

We believe that a majority of directors should be independent and that the audit, compensation and nominating committees should consist solely of independent directors and will vote in favor of proposals that ensure such independence.  We generally support separating the positions of chairman and chief executive officer.  We support proposals that provide that directors be elected on an affirmative vote of the majority of votes cast.

Notwithstanding the above, the failure of a company to have a majority of independent directors or all independent directors on key committees or to separate the positions of chairman and chief executive officer may not cause The Killen Group to vote against a director if, in our judgment, the individual’s interests are closely aligned with those of shareholders.

Generally, The Killen Group will vote for those nominees recommended by the board of directors after considering such factors as board meeting attendance, compensation from the company for services other than board membership, nominees that are party to an interlocking directorship and the nominee’s past support of principles of good corporate governance.

Auditors

We believe the relationship between a public company and its auditors should be limited to the audit engagement and closely related activities that do not raise any question of compromised independence.  We will vote in favor of proposals to prohibit or limit fees paid to auditors for non-audit services.

Executive Compensation

We believe that equity based compensation plans approved by a company’s shareholders can be an effective way of aligning the interests of shareholders and management.  However, we will vote against such plans that substantially dilute our ownership interest, that appear to be excessively generous, that have below market value exercise prices on the date of issuance or that allow the re-pricing of underwater stock options without shareholder approval.  We will normally vote in favor of proposals to require the expensing of options.  We will generally oppose proposals that give shareholders the right to vote on executive compensation as we believe this could create a competitive disadvantage for the company.

Shareholder Rights

The Killen Group supports all shareholders having an equal opportunity to effect change at the company in which they have invested.  Consequently, we will normally vote against proposals for super majority voting rights, against the adoption of poison pill plans and against proposals for different classes of stock with different voting rights.

Capital Structure

Proposals to change a company’s corporate structure may include common or preferred stock authorizations, share repurchase programs, stock splits (or reverse splits) and debt authorizations.  We will generally vote with management’s recommendations so long as they appear to be aligned with the best interests of shareholders, do not appear to be an anti-takeover device or intended to entrench current management and do not create an excessive debt burden.  Because it is principally believed to be an anti-takeover device, we will generally vote against proposals to establish a staggered board.  However, we will not necessarily vote against the re-election of a staggered board.

Social Responsibility

Although The Killen Group believes corporations have an obligation to be responsible corporate citizens, we generally will not support social, environmental or political initiatives if they can not be shown to have a positive economic impact on the company.

Restructurings, Mergers and Acquisitions

When shareholders are asked to vote on restructurings, mergers, acquisitions and similar proposals, it is because they are material to the ongoing nature and health of the company and require the analysis of multiple factors.  Accordingly, The Killen Group will weigh each such proposal on a case by case basis.

Conflict of Interest

Any committee member who is affiliated in any manner with the issuer of a proxy, including stock ownership, directorship or employment of a family member, shall not participate in the decision on the proxy.

In addition, if The Killen Group has a business relationship, as defined below, with the issuer of a proxy and there is a proxy contest, the proxy will be referred to a proxy service, selected by the Funds’ outside legal counsel, for a vote.

A business relationship will be considered to exist if The Killen Group provides advisory services to the issuer, to a person or persons who owns 5% or more of the issuer’s stock or to the chief executive or financial officers of the issuer.

Records

For securities held by The Berwyn Funds, proxy records for each Fund shall be maintained by the Research Department and shall include information specified on Form N-PX as required by Rule 30b1-4 of the Investment Company Act.  The records shall be preserved for at least six years.  Proxy information shall be recorded even if The Killen Group abstains from voting.  This proxy voting record shall be made available to Fund shareholders on the Funds’ Web site.

Revised  11/18/08

THE BERWYN FUNDS

PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)	Agreement and Declaration of Trust – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 14 filed on February 12, 1999

(b)	Bylaws – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 16 filed on May 1, 2000

(c)	Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d)	(i)
Investment Advisory Services Agreement (with respect to the Berwyn Fund) with The Killen Group, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 16 filed on May 1, 2000

(ii)
Investment Advisory Services Agreement (with respect to the Berwyn Income Fund) with The Killen Group, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 16 filed on May 1, 2000

(iii)
Investment Advisory Services Agreement (with respect to the Berwyn Cornerstone Fund) with The Killen Group, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 19 filed on March 1, 2002

(iv)
First Amendment to the Contract for Investment Advisory Services (with respect to the Berwyn Cornerstone Fund) with The Killen Group, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 30 filed on April 29, 2011

(v)	First Amendment to the Contract for Investment Advisory Services (with respect to the Berwyn Fund) with The Killen Group, Inc. – Filed herein

(vi)	First Amendment to the Contract for Investment Advisory Services (with respect to the Berwyn Income Fund) with The Killen Group, Inc. – Filed herein

(e)	Distribution Agreement with Ultimus Fund Distributors, LLC – Filed herein

(f)	Inapplicable

(g)	Custody Agreement with US Bank, N.A. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 24 filed on March 2, 2006

(h)	(i)	Expense Limitation Agreement with The Killen Group, Inc on behalf of Berwyn Cornerstone Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 30 filed on April 29, 2011

(ii)	Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC, as Amended February 22, 2011 – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 30 filed on April 29, 2011

(i)	Opinion and Consent of Counsel relating to Issuance of Shares – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 19 filed on March 1, 2002

(j)	Consent of Independent Registered Public Accounting Firm – Filed herein

(k)	Inapplicable

(l)	Inapplicable

(m)	Inapplicable

(n)	Inapplicable

(o)	Reserved

(p)	(i)	Code of Ethics of Registrant and The Killen Group, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 27 filed on April 30, 2009

(ii)	Code of Ethics of Ultimus Fund Distributors, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 32 filed on April 27, 2012

(Other)	(i)	Powers of Attorney for Registrant and its Trustees— Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 14 filed on February 12, 1999

(ii)	Power of Attorney for Trustee John R. Bartsholdson – Filed herein

Item 29.	Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VII, Section 2 of the Registrant’s Agreement and Declaration of Trust, incorporated herein by reference, provides for indemnification of officers and Trustees as follows:

(a)
To the fullest extent that limitations on the liability of Trustees and officers are permitted by the DBTA, the officers and Trustees shall not be responsible or liable in any event for any act or omission of any agent, employee, Investment Advisor or Principal Underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  The Trust, out of Trust Property, shall indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust.  This limitation on liability applies to events occurring at the time a Person serves as a Trustee or officer of the Trust whether or not such Person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing herein contained shall indemnify, hold harmless or protect any officer or Trustee from or against any liability to the Trust or any Shareholder to which such Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person’s office.

(b)
Every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of this Section 2 of this Article VII.

Registrant’s Bylaws, incorporated herein by reference, provide the following under Article VI:

Section 2.  ACTIONS OTHER THAN BY TRUST.  The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner that such person reasonably believed to be in the best interests of the Trust, and in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.  The termination of any proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith or in a manner which the person reasonably believed to be in the best interests of the Trust or that the person had reasonable cause to believe that the person’s conduct was unlawful.

Section 3.  ACTIONS BY TRUST.  The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Trust to procure a judgment in its favor by reason of the fact that the person is or was an agent of the Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Section 4.  EXCLUSION OF INDEMNIFICATION.  Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent’s office with the Trust.

No indemnification shall be made under Sections 2 or 3 of this Article:

(a)
In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person’s duty to the Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

(b)	In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity; or

(c)
Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

Section 5.  SUCCESSFUL DEFENSE BY AGENT.  To the extent that an agent of the Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board, including a majority who are Disinterested Trustees and not parties to such proceeding, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

Section 6.  REQUIRED APPROVAL.  Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by the Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

(a)	A majority vote of a quorum consisting of trustees who are not parties of the proceeding and are Disinterested Trustees; or

(b)	A written opinion by an independent legal counsel.

Section 7.  ADVANCEMENT OF EXPENSES.  Expenses incurred in defending any proceeding may be advanced by the Trust before the final disposition of the proceeding on receipt of an undertaking by or on behalf of the agent to repay the amount of the advance unless it shall be determined ultimately that the agent is entitled to be indemnified as authorized in this Article, provided the agent provides a security for his undertaking, or a majority of a quorum of the Disinterested Trustees who are not parties to such proceeding, or an independent legal counsel in a written opinion, determine that based on a review of readily available facts, there is reason to believe that said agent ultimately will be found entitled to indemnification.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy.  The policy provides coverage to the Registrant, its Trustees and officers, and its investment adviser.  Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.  The Trustees and officers of Registrant will not seek recovery of losses under the policy without having first received an opinion of counsel of Registrant or a decision from a court of appropriate jurisdiction that recovery under the policy is not contrary to public policy as expressed in Section 17(h) of the 1940 Act or otherwise.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”) provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the Agreement.  Registrant will advance attorneys’ fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 31.	Business and Other Connections of the Investment Adviser

The Killen Group, Inc. (the “Advisor”) has been registered as an investment adviser since 1983.  The directors and officers of the Advisor and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

(i)	Robert E. Killen—Chairman, Chief Executive Officer and shareholder of the Advisor; Director, officer and shareholder of Berwyn Financial Services, Corp. (“BFS”) a registered broker-dealer
(ii)	Kevin M. Ryan—Legal Counsel of the Advisor; Director, officer and shareholder of BFS
(iii)	Raymond J. Munsch—President and Director of the Advisor
(iv)	Neil C. Walker—Controller of the Advisor
(v)	Lee S. Grout—Director, Executive Vice President, shareholder and Head of Research
(vi)	Patricia S. McCabe—Director and Chief Compliance Officer of the Advisor
(vii)	George Cipollini III—Director, Vice President, shareholder and Research Analyst
(viii)	Michael P. MaGee—Chief Operating Officer of the Advisor

The business address of the Advisor and of each director and officer of the Advisor is 1189 Lancaster Avenue, Berwyn, Pennsylvania 19312.

For information as to any other business, profession, vocation or employment of a substantial nature in which each Director or officer of the Advisor is or has been engaged for his own account or in the capacity of Director, officer, employee, partner or trustee within the last two fiscal years of the Registrant, reference is made to the Advisor's Form ADV (File #801-18770) currently on file with the U.S. Securities and Exchange Commission as required by the Investment Advisers Act of 1940, as amended.

Item 32.	Principal Underwriters

(a)	The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for the following registered investment companies:

Williamsburg Investment Trust	The Investment House Funds
AlphaMark Investment Trust	Stralem Fund
Hussman Investment Trust	Profit Funds Investment Trust
Ultimus Managers Trust	Gardner Lewis Investment Trust
TFS Capital Investment Trust	The Piedmont Investment Trust
Schwartz Investment Trust	The Cutler Trust
CM Advisors Family of Funds	Papp Investment Trust
First Western Funds Trust

		Position with	Position with
(b)	Name	Distributor	Registrant
	Robert G. Dorsey	President/Managing Director	Vice President
	John F. Splain	Executive Vice President	None
	Mark J. Seger	Treasurer/Managing Director	Treasurer
	Wade R. Bridge	Vice President	Secretary
	Theresa M. Bridge	Vice President	Assistant Treasurer
	Craig J. Hunt	Vice President	None
	Steven F. Nienhaus	Vice President	None
	Tina H. Bloom	Vice President	Assistant Secretary
	Jeffrey D. Moeller	Vice President	None
	Julie M. Schmuelling	Vice President	None
	Kristine M. Limbert	Vice President	None
	Stephen L. Preston	Chief Compliance Officer	Assistant Vice President
	Douglas K. Jones	Vice President	None
	David R. Carson	Vice President	None

The address of each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Inapplicable

Item 33.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 1189 Lancaster Avenue, Berwyn, Pennsylvania 19312, or at the offices of the Registrant’s administrator and transfer agent located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or at the offices of the Registrant’s custodian located at 425 Walnut Street, Cincinnati, Ohio 45202.

Item 34.	Management Services Not Discussed in Parts A or B

Inapplicable

Item 35.	Undertakings

Inapplicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Berwyn and Commonwealth of Pennsylvania on the 30th day of April, 2013.

THE BERWYN FUNDS

By:	/s/ Robert E. Killen
Robert E. Killen, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert E. Killen	President and Trustee	April 30, 2013
Robert E. Killen	(Chief Executive Officer)

/s/ Mark J. Seger	Treasurer	April 30, 2013
Mark J. Seger	(Chief Financial Officer
and Principal Accounting Officer)

Trustee
Denis P. Conlon*		/s/ Robert E. Killen
Robert E. Killen
	Trustee	Attorney-in-fact*
Deborah D. Dorsi*		April 30, 2013

Trustee
John R. Bartsholdson*

INDEX TO EXHIBITS

Item 28 (e)(v)	First Amendment to the Contract for Investment Advisory Services (with respect to the Berwyn Fund) with The Killen Group, Inc.

Item 28 (e) (vi)	First Amendment to the Contract for Investment Advisory Services (with respect to the Berwyn Income Fund) with The Killen Group, Inc.

Item 28 (e)	Distribution Agreement with Ultimus Fund Distributors, LLC

Item 28(j)	Consent of Independent Registered Public Accounting Firm

Item 28 (Other)	Power of Attorney of John R. Bartsholdson